UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/07

Item 1.	Reports to Stockholders.

JUNE 30, 2007

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

SEMIANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Income Securities Fund	TGI-1
Index Descriptions	I-1
Shareholder Information	SI-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2007.

Performance Summary as of 6/30/07

Templeton Developing Markets Securities Fund – Class 3 delivered a +14.99% total return for the six-month period ended 6/30/07.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index, which returned +17.75% and +18.83% for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During the six months under review, emerging market equities recorded strong positive performance, despite volatility in Asia. A sharp sell-off in China’s Shanghai (A shares) stock market in late February triggered widespread selling that resonated throughout the global markets. Furthermore, investor concerns about weakness in the U.S. subprime mortgage market and its implications for the greater economy, as well as currency volatility, led to more selling. Although some investors chose to lock in gains accrued over the past few years, most concerns proved to be short-lived as investor confidence was restored in the second half of the reporting period. Many market participants used the correction as an opportunity to build positions at more attractive prices, and the markets recovered.

In February, China’s A shares market correction preceded the annual National People’s Congress meeting in March against an uncertain backdrop of feverish growth rates and record high valuations. The government attempted to cool the economy by tripling the stamp duty paid on share transactions to 0.3%, which subsequently, in May, led to the Chinese stock market’s largest single-day decline since February. Although both corrections were relatively brief, the scope of February’s adjustment was widespread, whereas May’s drop was limited mostly to Asia.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

Regionally, Latin American markets were among the top performers as the region continued to experience net fund inflows and major regional currencies strengthened against the U.S. dollar. In Asian markets, China, South Korea and Thailand outperformed their emerging market counterparts despite political conflict in Thailand and concerns of a potentially overheating economy in China. Key European markets such as Turkey, Poland and Hungary recorded robust performances, while Russian equities ended the period lower. Investors were cautious and stayed on the sidelines in Russia due to negative media exposure, an unsuccessful Russia-European Union summit and strained relations with the U.S. Despite South Africa’s strong year-over-year growth statistics, its economy lost momentum during the first half of the reporting period primarily due to the nation’s deteriorating inflationary outlook. South Africa’s stock market lagged those of other emerging markets.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the six months under review, strong performance of the Fund’s investments in the materials, energy, telecommunication services and bank sectors contributed to Fund returns.2 Notably, many of the Fund’s top sector contributors were also among the Fund’s leading individual contributors to absolute performance during the review period. In the materials sector, growing global demand for commodities drove performance of Fund holdings in global diversified mining company Companhia Vale do Rio Doce (Brazil) and metals producer Aluminum Corp. of China (or Chalco). Likewise, the Fund benefited from leading

2. The materials sector comprises chemicals, construction materials, and metals and mining in the Statement of Investments (SOI). The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The bank sector comprises commercial banks in the SOI.

South Korean energy company SK Corp. and Turkish oil refiner Tupras-Turkiye Petrol Rafineleri as energy prices rose. These companies benefited from a rebound in oil and commodity prices during the reporting period and growing demand for energy and metals in China as well as other emerging market economies.

Telecommunication services companies that performed well during the review period included Malaysia-based Maxis Communications and a new Fund position in Latin America-based wireless services provider America Movil. The Fund exited its Maxis position in a tender offer during the review period, thereby eliminating its Malaysian exposure. Within banks, the Fund benefited from strong stock price appreciation of its holdings in Akbank (Turkey) and OTP Bank (Hungary).

Geographically, our investments in Turkey, Brazil and China made noteworthy contributions to performance. In addition to the previously mentioned Fund holdings, Arcelik, Turkey’s largest home appliance manufacturer; Petroleo Brasileiro (or Petrobras), Brazil’s national oil and gas company; and Shanghai Industrial Holdings, a major Chinese conglomerate with industrial, retail, infrastructure and pharmaceuticals operations, were strong regional performers that supported absolute Fund returns.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund also had some detractors. On a sector basis, Fund investments in retail, software and services, and real estate weighed on performance.3 New Fund positions in South Africa’s Foschini and India’s Tata Consultancy Services, were major detractors in the retail

3. The retail sector comprises specialty retail in the SOI. The software and services sector comprises IT services in the SOI. The real estate sector comprises real estate management and development in the SOI.

and software and services sectors, as both stocks declined in value for the time that we held them. However, at period-end, we continued to hold these stocks consistent with our long-term strategy, as we believed both companies were well positioned to benefit from growing demand for their respective products and services. For example, a large number of new shopping centers in South Africa was positive for Foschini, a major fashion, cosmetics and jewelry retailer, as it opened several new stores and sales were strong. In addition, we believed the continued outsourcing trend to Indian Internet technology consulting companies such as Tata Consultancy could benefit the company.

By country, the Fund’s exposure to United Arab Emirates (UAE) was a key detractor from performance. The Fund had only one UAE holding, major regional real estate developer Emaar Properties, which also was a new holding during the reporting period. We invested in Emaar Properties based on our belief that it was well positioned to gain from rapid development in the Gulf region. Emaar was also the Fund’s only detractor in the real estate sector.

Contrary to the dominant global trend in higher oil and commodity prices, it was notable that Russian oil companies LUKOIL and Gazprom were among the Fund’s leading detractors from performance. In addition, the Fund’s investment in South Korean semiconductor company Samsung Electronics also weighed on Fund results during the reporting period. By period-end, the Fund no longer held positions in Gazprom and Samsung Electronics.

One of our major investment themes focused on high oil and commodity prices, which led us to increase some holdings in the oil and gas, and metals and mining industries. We believed the trend of growing global demand for energy and metals could drive higher corporate earnings and thus higher equity prices for companies in these industries. As a result, we made significant investments in Mining and Metallurgical Co. Norilsk Nickel (Russia), one of the world’s largest platinum companies and nickel producers, China Petroleum and Chemical (or Sinopec), China’s largest integrated energy company, and OMV (Austria), one of Central and Eastern Europe’s leading oil and gas groups.

The growing consumer sector in emerging markets was another investment theme this reporting period. Based on our belief that the trend in growing demand for consumer products and services will continue,

Top 10 Holdings

Templeton Developing Markets

Securities Fund

6/30/07

Company Sector/Industry, Country	% of Total Net Assets

Remgro Ltd.	3.4%
Diversified Financial Services, South Africa

Mining and Metallurgical Co. Norilsk Nickel	3.0%
Metals & Mining, Russia

Akbank TAS	2.9%
Commercial Banks, Turkey

PetroChina Co. Ltd., H	2.8%
Oil, Gas & Consumable Fuels, China

Companhia Vale do Rio Doce, ADR, pfd., A	2.7%
Metals & Mining, Brazil

Petroleo Brasileiro SA, ADR, pfd.	2.7%
Oil, Gas & Consumable Fuels, Brazil

Aluminum Corp. of China Ltd., H	2.6%
Metals & Mining, China

America Movil SAB de CV, L, ADR	2.4%
Wireless Telecommunication Services, Mexico

Anglo American PLC	2.3%
Metals & Mining, U.K.

SK Corp.	2.0%
Oil, Gas & Consumable Fuels, South Korea

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

we increased our holdings in the retail, consumer services and telecommunication services sectors.4 Key purchases included the aforementioned Foschini and America Movil, as well as Grupo Televisa, one of Latin America’s largest media groups.

During the six months under review, the Fund substantially increased its Latin American exposure in Brazil, Mexico and Argentina. We believed the region should continue to benefit from greater investment inflows and from high commodity prices for the region’s exports. We feel that the Brazilian government’s recently established US$236 billion growth acceleration program, which focused on infrastructure investment as a means to stimulate sustainable economic growth, was also positive for the nation’s outlook. We also increased the Fund’s exposure to some South African companies as we believed rising middle-class incomes and greater domestic demand should lead to higher consumption. In Asia, the Fund added to its investments in India, and China via Hong Kong-listed H shares. Both countries continued to record robust economic growth and greater domestic demand, which we believe should benefit their consumer-related sectors.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

4. The consumer services sector comprises hotels, restaurants and leisure in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets

Securities Fund

6/30/07

% of Total Net Assets

Brazil	13.7%

South Africa	12.9%

China	12.2%

Turkey	10.0%

Russia	8.0%

Taiwan	7.5%

Mexico	5.9%

South Korea	4.7%

Hungary	4.2%

U.S.	3.7%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.60 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Fund-Level Expenses Incurred During Period* 1/1/07–6/30/07
Actual	$1,000	$1,149.90	$9.12
Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.55

*Expenses are equal to the annualized expense ratio for the Fund’s Class 3 shares (1.71%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
Class 1		2006		2005		2004	2003	2002

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.92	$10.99		$8.73		$7.14	$4.71	$4.78

Income from investment operations[a]:
Net investment income[b]	0.18	0.24		0.17		0.11	0.13	0.07
Net realized and unrealized gains (losses)	1.92	2.84		2.23		1.62	2.38	(0.06)

Total from investment operations	2.10	3.08		2.40		1.73	2.51	0.01

Less distributions from:
Net investment income	(0.40)	(0.15)		(0.14)		(0.14)	(0.08)	(0.08)
Net realized gains	(1.19)	—		—		—	—	—

Total distributions	(1.59)	(0.15)		(0.14)		(0.14)	(0.08)	(0.08)

Redemption fees	— [e]	—	[e]	—	[e]	—	—	—

Net asset value, end of period	$14.43	$13.92		$10.99		$8.73	$7.14	$4.71

Total return[c]	15.20%	28.43%		27.76%		24.83%	53.74%	0.04%
Ratios to average net assets[d]
Expenses	1.46% [f]	1.47%	[f]	1.53%	[f]	1.54% [f]	1.55%	1.58%
Net investment income	2.56%	1.93%		1.77%		1.52%	2.35%	1.45%
Supplemental data
Net assets, end of period (000’s)	$770,847	$749,120		$651,826		$477,290	$359,299	$225,454
Portfolio turnover rate	40.93%	53.65%		31.24%		55.67%	46.20%	57.91%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]	Amount rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
Class 2		2006		2005		2004	2003	2002

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.79	$10.90		$8.67		$7.09	$4.69	$4.76

Income from investment operations[a]:
Net investment income[b]	0.16	0.20		0.14		0.09	0.11	0.06
Net realized and unrealized gains (losses)	1.90	2.82		2.21		1.63	2.35	(0.06)

Total from investment operations	2.06	3.02		2.35		1.72	2.46	—

Less distributions from:
Net investment income	(0.37)	(0.13)		(0.12)		(0.14)	(0.06)	(0.07)
Net realized gains	(1.19)	—		—		—	—	—

Total distributions	(1.56)	(0.13)		(0.12)		(0.14)	(0.06)	(0.07)

Redemption fees	— [e]	—	[e]	—	[e]	—	—	—

Net asset value, end of period	$14.29	$13.79		$10.90		$8.67	$7.09	$4.69

Total return[c]	15.02%	28.09%		27.43%		24.71%	52.99%	(0.15)%
Ratios to average net assets[d]
Expenses	1.71% [f]	1.72%	[f]	1.78%	[f]	1.79% [f]	1.80%	1.83%
Net investment income	2.31%	1.68%		1.52%		1.27%	2.10%	1.20%
Supplemental data
Net assets, end of period (000’s)	$951,443	$857,514		$650,646		$327,569	$170,953	$80,952
Portfolio turnover rate	40.93%	53.65%		31.24%		55.67%	46.20%	57.91%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]	Amount rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
Class 3		2006		2005		2004[g]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.78	$10.90		$8.68		$7.13

Income from investment operations[a]:
Net investment income[b]	0.17	0.20		0.04		0.08
Net realized and unrealized gains (losses)	1.88	2.83		2.32		1.61

Total from investment operations	2.05	3.03		2.36		1.69

Less distributions from:
Net investment income	(0.38)	(0.15)		(0.14)		(0.14)
Net realized gains	(1.19)	—		—		—

Total distributions	(1.57)	(0.15)		(0.14)		(0.14)

Redemption fees	— [e]	—	[e]	—	[e]	—

Net asset value, end of period	$14.26	$13.78		$10.90		$8.68

Total return[c]	14.99%	28.17%		27.45%		24.15%
Ratios to average net assets[d]
Expenses	1.71% [f]	1.72%	[f]	1.78%	[f]	1.54% [f]
Net investment income	2.31%	1.68%		1.52%		1.52%
Supplemental data
Net assets, end of period (000’s)	$62,368	$43,372		$11,521		$12
Portfolio turnover rate	40.93%	53.65%		31.24%		55.67%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]	Amount rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.
[g]	For the period May 1, 2004 (effective date) to December 31, 2004.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 95.8%
Argentina 0.5%
Tenaris SA, ADR	Energy Equipment & Services	172,807	$8,460,631

Austria 1.4%
Erste Bank der oesterreichischen Sparkassen AG	Commercial Banks	90,500	7,079,500
OMV AG	Oil, Gas & Consumable Fuels	264,550	17,719,496

			24,798,996

Brazil 13.7%
AES Tiete SA	Independent Power Producers & Energy Traders	137,315,345	5,231,807
Banco Bradesco SA, ADR, pfd.	Commercial Banks	1,063,144	25,632,402
Companhia de Bebidas das Americas (AmBev)	Beverages	45,765	32,027
Companhia de Bebidas das Americas (AmBev)	Beverages	9,859,656	7,027,643
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	1,291,950	48,706,515
CPFL Energia SA	Electric Utilities	518,748	10,422,825
Investimentos Itau SA, pfd.	Commercial Banks	4,163,794	26,138,380
Itausa - Investimentos Itau SA, ADR, pfd.	Commercial Banks	27,439	169,689
Localiza Rent a Car SA	Road & Rail	498,405	5,619,361
[a,b]Marfrig Frigorificos e Comercio De Alimentos SA, 144A	Food & Staples Retailing	580,800	5,512,647
Natura Cosmeticos SA	Personal Products	1,704,143	24,734,853
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	446,022	47,581,627
Porto Seguro SA	Insurance	7,973	305,843
Souza Cruz SA	Tobacco	639,338	15,344,642
Unibanco - Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	171,100	19,312,057
[a,b]Wilson Sons Ltd., IDR, 144A	Transportation Infrastructure	196,662	2,854,459

			244,626,777

Chile 0.3%
Embotelladora Andina SA, pfd., A	Beverages	1,798,231	5,931,043

China 12.2%
Aluminum Corp. of China Ltd., H	Metals & Mining	27,550,000	46,438,721
[a]Bank of China Ltd., H	Commercial Banks	3,513,000	1,743,224
China Mobile Ltd.	Wireless Telecommunication Services	1,621,113	17,405,128
[a]China Molybdenum Co. Ltd., H	Metals & Mining	4,590,000	8,864,064
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	29,596,000	32,741,032
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	165,000	576,089
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	28,792,000	16,938,420
CNOOC Ltd.	Oil, Gas & Consumable Fuels	16,745,000	18,974,140
Denway Motors Ltd.	Automobiles	18,950,234	8,967,255
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	34,160,000	50,328,452
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	3,075,000	11,798,033
Travelsky Technology Ltd., H	IT Services	3,256,000	2,785,824

			217,560,382

Czech Republic 0.2%
Philip Morris CR AS	Tobacco	6,050	3,145,556

Egypt 0.0%[c]
Commercial International Bank Ltd.	Commercial Banks	17,222	184,548

Hong Kong 0.9%
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	270,000	3,535,957
Cheung Kong Infrastructure Holdings Ltd.	Electric Utilities	524,000	1,933,394

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Hong Kong (continued)
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	994,033	$4,493,029
Hopewell Holdings Ltd.	Transportation Infrastructure	1,455,000	5,936,041

			15,898,421

Hungary 4.2%
Magyar Telekom PLC	Diversified Telecommunication Services	2,733,482	14,902,277
MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	193,095	29,306,512
OTP Bank Ltd.	Commercial Banks	471,394	27,378,096
Richter Gedeon Nyrt.	Pharmaceuticals	15,338	3,084,240

			74,671,125

India 3.5%
[d]Ashok Leyland Ltd.	Machinery	4,520,000	4,216,064
Gail India Ltd.	Gas Utilities	867,330	6,601,553
Hero Honda Motors Ltd.	Automobiles	30,462	517,835
Hindalco Industries Inc.	Metals & Mining	78,000	308,247
Hindustan Unilever Ltd.	Household Products	591,000	2,754,111
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	373,373	4,083,379
National Aluminium Co. Ltd.	Metals & Mining	412,619	2,637,096
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	650,818	14,488,229
Shipping Corp. of India Ltd.	Marine	123,386	594,475
[a]Tata Chemicals Ltd.	Chemicals	55,795	342,962
Tata Consultancy Services Ltd.	IT Services	829,100	23,512,478
Tata Motors Ltd.	Machinery	148,300	2,450,930

			62,507,359

Israel 0.1%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	306,702	2,039,568

Mexico 5.9%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	697,558	43,199,767
Cemex SAB de CV, CPO, ADR	Construction Materials	235,644	8,695,264
Grupo Modelo SAB de CV, C	Beverages	1,620,209	8,825,860
Grupo Televisa SA	Media	1,505,850	8,321,384
Kimberly Clark de Mexico SAB de CV, A	Household Products	4,209,720	18,314,312
Telefonos de Mexico SAB de CV (TELMEX), L, ADR	Diversified Telecommunication Services	474,564	17,981,230

			105,337,817

Pakistan 0.7%
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	106,312	210,481
Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	13,831,808	13,029,467

			13,239,948

Panama 0.2%
Banco Latinoamericano de Exportaciones SA, E	Commercial Banks	230,200	4,327,760

Philippines 0.4%
San Miguel Corp., B	Beverages	4,239,593	7,521,563

Poland 0.5%
[a]Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	461,144	9,098,805

Russia 8.0%
Bank Of Moscow	Commercial Banks	25,338	1,468,206
[b]Evraz Group SA, GDR, 144A	Metals & Mining	235,720	9,676,306

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Russia (continued)
LUKOIL, ADR	Oil, Gas & Consumable Fuels	195,908	$14,937,985
LUKOIL, ADR	Oil, Gas & Consumable Fuels	64,768	4,935,322
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	255,362	53,370,658
Mobile Telesystems, ADR	Wireless Telecommunication Services	143,300	8,679,681
Novolipetsk Steel (NLMK)	Metals & Mining	3,232,000	9,534,400
OAO TMK, GDR	Energy Equipment & Services	94,000	3,429,120
TNK-BP	Oil, Gas & Consumable Fuels	5,280,460	11,564,207
[a]Unified Energy Systems	Electric Utilities	6,950,700	9,418,198
[a]Vsmpo-Avisma Corp.	Metals & Mining	3,339	1,013,795
[a,b]VTB Bank OJSC, 144A, GDR	Commercial Banks	368,772	4,049,117
[a]VTB Bank OJSC, GDR	Commercial Banks	912,000	10,013,760

			142,090,755

Singapore 1.0%
ComfortDelGro Corp. Ltd.	Road & Rail	6,339,000	9,023,487
Fraser and Neave Ltd.	Industrial Conglomerates	2,657,005	9,455,534

			18,479,021

South Africa 12.9%
[a]Aspen Pharmacare Holdings Ltd.	Pharmaceuticals	1,230,761	6,445,599
Barloworld Ltd.	Industrial Conglomerates	160,000	4,461,430
Foschini Ltd.	Specialty Retail	1,612,389	13,923,829
Imperial Holdings Ltd.	Air Freight & Logistics	832,335	17,176,850
JD Group Ltd.	Specialty Retail	1,702,009	17,101,998
Kersaf Investments Ltd.	Hotels Restaurants & Leisure	175,356	3,636,186
Lewis Group Ltd.	Specialty Retail	1,326,161	11,544,077
Massmart Holdings Ltd.	Food & Staples Retailing	106,590	1,302,012
MTN Group Ltd.	Wireless Telecommunication Services	1,880,460	25,658,364
Naspers Ltd., N	Media	597,502	15,392,125
Nedbank Group Ltd.	Commercial Banks	870,672	16,267,332
Remgro Ltd.	Diversified Financial Services	2,267,625	60,630,483
Reunert Ltd.	Electronic Equipment & Instruments	812,367	8,727,340
Standard Bank Group Ltd.	Commercial Banks	381,892	5,313,515
Tiger Brands Ltd.	Food Products	571,994	14,694,538
Truworths International Ltd.	Specialty Retail	1,545,808	7,986,128

			230,261,806

South Korea 4.7%
GS Holdings Corp.	Oil, Gas & Consumable Fuels	84,800	4,121,139
Hana Financial Group Inc.	Commercial Banks	93,148	4,541,961
Kangwon Land Inc.	Hotels Restaurants & Leisure	775,155	17,996,617
Shinhan Financial Group Co. Ltd.	Commercial Banks	331,000	20,134,430
SK Corp.	Oil, Gas & Consumable Fuels	248,030	36,107,842

			82,901,989

Sweden 1.2%
Oriflame Cosmetics SA, SDR	Personal Products	459,938	21,683,454

Taiwan 7.5%
Catcher Technology Co. Ltd.	Computers & Peripherals	97,000	911,042
D-Link Corp.	Communications Equipment	5,867,411	13,978,560
MediaTek Inc.	Semiconductors & Semiconductor Equipment	737,770	11,537,515

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Taiwan (continued)
Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	1,729,000	$9,083,323
President Chain Store Corp.	Food & Staples Retailing	6,836,144	19,543,771
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	1,584,386	7,888,055
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	11,665,521	24,870,292
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	5,880,971	14,711,409
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	3,627,302	4,459,343
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	9,411,414	20,380,857
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	12,012,000	7,282,780

			134,646,947

Thailand 1.9%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	4,126,367	9,143,145
Siam Cement Public Co. Ltd., fgn.	Construction Materials	1,736,714	13,481,227
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	1,619,257	3,423,773
Thai Airways International Public Co. Ltd., fgn.	Airlines	2,026,600	2,538,753
Thai Beverages Co. Ltd., fgn.	Beverages	26,070,000	4,426,001
[a]True Corp. Public Co. Ltd., fgn., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			33,012,899

Turkey 10.0%
Akbank TAS	Commercial Banks	9,441,220	52,511,167
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	176,377	7,055,080
Arcelik AS, Br.	Household Durables	2,594,781	22,339,829
[a]Hurriyet Gazete	Media	411,500	1,141,227
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	1,431,564	34,357,536
[a]Turk Hava Yollari Anonim Ortakligi	Airlines	420,000	3,088,000
[a,b]Turk Hava Yollari Anonim Ortakligi, 144A	Airlines	1,785,000	13,124,000
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	3,694,128	24,908,977
Turkiye Vakiflar Bankasi T.A.O., D	Commercial Banks	7,595,624	19,560,540

			178,086,356

United Arab Emirates 0.7%
Emaar Properties PJSC	Real Estate Management & Development	3,840,000	12,389,289

United Kingdom 3.1%
Anglo American PLC	Metals & Mining	711,625	41,247,054
HSBC Holdings PLC	Commercial Banks	170,293	3,103,523
Provident Financial PLC	Consumer Finance	843,833	11,905,351

			56,255,928

United States 0.1%
[a]CTC Media Inc.	Media	40,600	1,101,884

Total Long Term Investments (Cost $1,141,526,358)			1,710,260,627

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Principal Amount	Value
Short Term Investments 3.6%
U.S. Government and Agency Securities 3.6%
[e]FFCB, 7/02/07	$48,822,000	$48,822,000
[e]FHLB, 7/05/07	15,000,000	14,993,655

Total U.S. Government and Agency Securities (Cost $63,791,846)		63,815,655

Total Investments (Cost $1,205,318,204) 99.4%		1,774,076,282
Net Unrealized Gain on Total Return Swaps 0.0%[c]		10,120
Other Assets, less Liabilities 0.6%		10,572,228

Net Assets 100.0%		$1,784,658,630

Selected Portfolio Abbreviations

ADR - American Depository Receipt

CPO - Certificates of Ordinary Participation

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

GDR - Global Depository Receipt

IDR - International Depository Receipt

SDR - Swedish Depository Receipt

[a]Non-income	producing for the twelve months ended June 30, 2007.
[b]Security

was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2007, the aggregate value of these securities was $35,216,529, representing 1.97% of net assets.

[c]Rounds	to less than 0.1% of net assets.
[d]See	Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.
[e]The	security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2007 (unaudited)

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$1,205,318,204

Value	$1,774,076,282
Cash	251,158
Foreign currency, at value (cost $9,154,329)	9,241,951
Receivables:
Investment securities sold	40,458,097
Capital shares sold	974,952
Dividends	4,457,034
Foreign tax	74,982
Unrealized gain on swap agreements (Note 7)	10,120

Total assets	1,829,544,576

Liabilities:
Payables:
Investment securities purchased	40,042,172
Capital shares redeemed	1,905,007
Affiliates	2,309,790
Deferred taxes	262,046
Accrued expenses and other liabilities	366,931

Total liabilities	44,885,946

Net assets, at value	$1,784,658,630

Net assets consist of:
Paid-in capital	$1,069,779,641
Distributions in excess of net investment income	(8,531,570)
Net unrealized appreciation (depreciation)	568,662,639
Accumulated net realized gain (loss)	154,747,920

Net assets, at value	$1,784,658,630

Class 1:
Net assets, at value	$770,847,380

Shares outstanding	53,432,125

Net asset value and maximum offering price per share	$14.43

Class 2:
Net assets, at value	$951,442,954

Shares outstanding	66,571,249

Net asset value and maximum offering price per share	$14.29

Class 3:
Net assets, at value	$62,368,296

Shares outstanding	4,372,954

Net asset value and maximum offering price per share[a]	$14.26

[a]	Redemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2007 (unaudited)

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $2,456,454)	$31,078,039
Interest	1,942,204

Total investment income	33,020,243

Expenses:
Management fees (Note 3a)	10,086,954
Administrative fees (Note 3b)	900,076
Distribution fees: (Note 3c)
Class 2	1,076,043
Class 3	61,499
Unaffiliated transfer agent fees	929
Custodian fees (Note 4)	748,298
Reports to shareholders	185,388
Professional fees	38,849
Trustees’ fees and expenses	4,293
Other	22,986

Total expenses	13,125,315
Expense reductions (Note 4)	(4,961)

Net expenses	13,120,354

Net investment income	19,899,889

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $22,340)	157,003,490
Foreign currency transactions	(304,297)

156,699,193

Net change in unrealized appreciation (depreciation) on:
Investments	57,251,585
Translation of assets and liabilities denominated in foreign currencies	101,675
Change in deferred taxes on unrealized appreciation	(42,577)

Net change in unrealized appreciation (depreciation)	57,310,683

Net realized and unrealized gain (loss)	214,009,876

Net increase (decrease) in net assets resulting from operations	$233,909,765

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006

Increase (decrease) in net assets:
Operations:
Net investment income	$19,899,889	$27,347,665
Net realized gain (loss) from investments and foreign currency transactions	156,699,193	178,863,896
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	57,310,683	155,105,624

Net increase (decrease) in net assets resulting from operations	233,909,765	361,317,185

Distributions to shareholders from:
Net investment income:
Class 1	(19,271,639)	(8,939,497)
Class 2	(21,816,921)	(8,560,133)
Class 3	(1,362,923)	(315,203)
Net realized gains:
Class 1	(57,790,711)	—
Class 2	(71,258,660)	—
Class 3	(4,288,502)	—

Total distributions to shareholders	(175,789,356)	(17,814,833)

Capital share transactions: (Note 2)
Class 1	(5,559,049)	(65,550,558)
Class 2	64,536,927	32,574,378
Class 3	17,535,735	25,467,947

Total capital share transactions	76,513,613	(7,508,233)

Redemption fees	18,856	19,233

Net increase (decrease) in net assets	134,652,878	336,013,352
Net assets:
Beginning of period	1,650,005,752	1,313,992,400

End of period	$1,784,658,630	$1,650,005,752

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(8,531,570)	$14,021,116

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Total Return Swaps

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

f. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,369,886	$19,572,237	8,227,856	$99,913,441
Shares issued in reinvestment of distributions	5,385,210	77,062,350	823,158	8,939,497
Shares redeemed	(7,141,708)	(102,193,636)	(14,545,716)	(174,403,496)

Net increase (decrease)	(386,612)	$(5,559,049)	(5,494,702)	$(65,550,558)

Class 2 Shares:
Shares sold	6,203,059	$88,772,095	18,145,883	$219,369,554
Shares issued in reinvestment of distributions	6,563,863	93,075,581	794,812	8,560,133
Shares redeemed	(8,376,525)	(117,310,749)	(16,460,489)	(195,355,309)

Net increase (decrease)	4,390,397	$64,536,927	2,480,206	$32,574,378

Class 3 Shares:
Shares sold	1,402,247	$19,903,316	2,626,549	$31,906,146
Shares issued in reinvestment of distributions	399,394	5,651,425	29,294	315,203
Shares redeemed	(576,793)	(8,019,006)	(564,285)	(6,753,402)

Net increase (decrease)	1,224,848	$17,535,735	2,091,558	$25,467,947

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $85,514.

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,232,297,102

Unrealized appreciation	$560,204,505
Unrealized depreciation	(18,425,325)

Net unrealized appreciation (depreciation)	$541,779,180

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2007, aggregated $652,493,920 and $768,623,746, respectively.

7. TOTAL RETURN SWAPS

At June 30, 2007, the Fund had the following total return swaps outstanding:

Counterparty	Receive	Pay	Notional Principal Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley	Market linked return of Localiza Rent-a-Car	3-Month USD-LIBOR minus 3.00%	$625,952	12/29/08	$10,120	$—

Net unrealized gain (loss) on total return swaps					$10,120

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investing in equity securities of Russian companies may include certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s underdeveloped systems of securities registration and transfer. At June 30, 2007, the Fund had 8.0%, 4.2%, and 1.4% of its net assets invested in Russia, Hungary, and Austria, respectively.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund’s financial statements.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, and Class 3, shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Argentina	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001
Austria	0.0004	0.0017	0.0004	0.0016	0.0004	0.0017
Brazil	0.0045	0.0375	0.0045	0.0350	0.0045	0.0360
China	0.0000	0.0414	0.0000	0.0386	0.0000	0.0398
Croatia	0.0000	0.0015	0.0000	0.0014	0.0000	0.0014
Czech Republic	0.0001	0.0006	0.0001	0.0005	0.0001	0.0006
Finland	0.0002	0.0008	0.0002	0.0008	0.0002	0.0008
Hong Kong	0.0000	0.0103	0.0000	0.0096	0.0000	0.0099
Hungary	0.0000	0.0049	0.0000	0.0046	0.0000	0.0047
India	0.0033	0.0077	0.0033	0.0071	0.0033	0.0074
Indonesia	0.0007	0.0032	0.0007	0.0030	0.0007	0.0031
Israel	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001
Malaysia	0.0000	0.0066	0.0000	0.0061	0.0000	0.0063
Mexico	0.0000	0.0157	0.0000	0.0147	0.0000	0.0151
Pakistan	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001
Panama	0.0000	0.0025	0.0000	0.0023	0.0000	0.0024
Peru	0.0000	0.0002	0.0000	0.0002	0.0000	0.0002
Philippines	0.0002	0.0006	0.0002	0.0005	0.0002	0.0005
Poland	0.0016	0.0076	0.0016	0.0071	0.0016	0.0073
Portugal	0.0001	0.0006	0.0001	0.0005	0.0001	0.0005
Russia	0.0023	0.0588	0.0023	0.0549	0.0023	0.0565
Singapore	0.0000	0.0043	0.0000	0.0040	0.0000	0.0041
South Africa	0.0000	0.1071	0.0000	0.1000	0.0000	0.1035
South Korea	0.0060	0.0257	0.0060	0.0240	0.0060	0.0247
Sweden	0.0000	0.0024	0.0000	0.0023	0.0000	0.0023
Taiwan	0.0163	0.0525	0.0163	0.0489	0.0163	0.0504
Thailand	0.0016	0.0116	0.0016	0.0108	0.0016	0.0111
Turkey	0.0000	0.0171	0.0000	0.0160	0.0000	0.0164
United Kingdom	0.0000	0.0233	0.0000	0.0218	0.0000	0.0224

Total	$0.0373	$0.4465	$0.0373	$0.4166	$0.0373	$0.4294

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust’s offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Templeton Developing Markets Securities Fund’s (the “Fund”) fundamental investment restrictions (including seven (7) Sub-Proposals); and to approve the reclassification of certain investment policies as non-fundamental. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund’s fundamental investment restrictions (including seven (7) Sub-Proposals), and the reclassification of certain investment policies as non-fundamental. No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

Name	For	% of Outstanding Shares	% of Voted Shares	Withheld	% of Outstanding Shares	% of Voted Shares
Harris J. Ashton	1,011,012,427.187	55.634%	97.002%	31,251,416.600	1.720%	2.998%
Robert F. Carlson	1,010,840,326.007	55.625%	96.985%	31,423,517.780	1.729%	3.015%
Sam Ginn	1,011,397,159.876	55.655%	97.038%	30,866,683.911	1.699%	2.962%
Edith E. Holiday	1,011,335,805.767	55.652%	97.033%	30,928,038.020	1.702%	2.967%
Frank W. T. LaHaye	1,010,567,216.292	55.610%	96.959%	31,696,627.495	1.744%	3.041%
Frank A. Olson	1,010,579,751.121	55.611%	96.960%	31,684,092.666	1.743%	3.040%
Larry D. Thompson	1,012,933,708.914	55.740%	97.186%	29,330,134.873	1.614%	2.814%
John B. Wilson	1,013,303,004.132	55.760%	97.221%	28,960,839.655	1.594%	2.779%
Charles B. Johnson	1,012,016,202.630	55.690%	97.098%	30,247,641.157	1.664%	2.902%
Rupert H. Johnson, Jr.	1,012,379,462.509	55.710%	97.133%	29,884,381.278	1.644%	2.867%

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	75,107,726.607	62.814%	89.590%
Against	2,518,379.155	2.106%	3.004%
Abstain	4,647,608.868	3.887%	5.544%
Broker Non-votes	1,560,822.928	1.305%	1.862%

Total	83,834,537.558	70.112%	100.000%

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3, 2007 (continued)

Proposal 3. To approve amendments to certain of the Fund’s fundamental investment restrictions (includes seven (7) Sub-Proposals):

(a) To amend the Fund’s fundamental investment restriction regarding borrowing:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	71,008,893.633	59.386%	89.953%
Against	3,523,565.437	2.947%	4.464%
Abstain	4,407,372.265	3.686%	5.583%

Total	78,939,831.335	66.019%	100.000%

(c) To amend the Fund’s fundamental investment restriction regarding lending:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	71,626,528.666	59.902%	90.736%
Against	2,649,908.442	2.217%	3.356%
Abstain	4,663,394.227	3.900%	5.908%

Total	78,939,831.335	66.019%	100.000%

(d) To amend the Fund’s fundamental investment restriction regarding investments in real estate:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	70,949,667.204	59.336%	89.878%
Against	3,371,042.820	2.820%	4.271%
Abstain	4,619,121.311	3.863%	5.851%

Total	78,939,831.335	66.019%	100.000%

(e) To amend the Fund’s fundamental investment restriction regarding investments in commodities:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	72,290,301.211	60.458%	91.576%
Against	2,425,510.919	2.028%	3.073%
Abstain	4,224,019.205	3.533%	5.351%

Total	78,939,831.335	66.019%	100.000%

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3, 2007 (continued)

Proposal 3. To approve amendments to certain of the Fund’s fundamental investment restrictions (includes seven (7) Sub-Proposals): (continued)

(f) To amend the Fund’s fundamental investment restriction regarding issuing senior securities:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	71,625,036.065	59.901%	90.734%
Against	2,998,871.669	2.508%	3.799%
Abstain	4,315,923.601	3.610%	5.467%

Total	78,939,831.335	66.019%	100.000%

(g) To amend the Fund’s fundamental investment restriction regarding industry concentration:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	71,401,295.315	59.714%	90.450%
Against	2,982,494.706	2.494%	3.778%
Abstain	4,556,041.314	3.811%	5.772%

Total	78,939,831.335	66.019%	100.000%

(h) To amend the Fund’s fundamental investment restriction regarding diversification of investments:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	71,748,304.339	60.004%	90.890%
Against	3,059,199.470	2.559%	3.875%
Abstain	4,132,327.526	3.456%	5.235%

Total	78,939,831.335	66.019%	100.000%

Proposal 4. To approve the reclassification of certain investment policies as non-fundamental:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	72,704,527.204	60.804%	92.101%
Against	239,923.585	1.873%	2.838%
Abstain	3,995,380.546	3.342%	5.061%

Total	76,939,831.335	66.019%	100.000%

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2007.

Performance Summary as of 6/30/07

Templeton Foreign Securities Fund – Class 3 delivered a +9.78% total return for the six-month period ended 6/30/07.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which returned +11.09% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the six-month period ended June 30, 2007. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower economic growth. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth. However, these concerns subsided as some U.S. economic data pointed to a rebound during the second quarter. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. Outside the U.S., economic growth remained solid, particularly in Europe and the emerging markets.

Financing costs increased gradually from unprecedented low levels, but global liquidity — petrodollars, corporate cash, private equity, household savings and central banks’ reserves — remained abundant. As investible cash continued to look for a home, global merger and acquisition activity also remained heightened. The total value of deals

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

announced in the first six months of this year was more than $2.6 trillion, on track to eclipse the $3.6 trillion spent on private buyouts and broad corporate consolidation during 2006.2

With this backdrop, most global equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

Investment Strategy

Our investment philosophy is bottom-up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The Fund’s performance relative to the index was aided most by stock selection in the consumer discretionary sector.3 Strong performers included U.K. satellite television provider British Sky Broadcasting Group, French satellite operator Eutelsat Communications (not an index component), and U.K. food catering company Compass Group.

The Fund’s consumer staples sector investments also boosted relative performance due to stock selection.4 In the U.K., food and staples retailer Alliance Boots and supermarket chain William Morrison Supermarkets (not an index component) posted strong returns during the six-month period. Alliance Boots was bid for and we no longer held the shares after the final tender offer concluded during the period.

The Fund’s relative results in the telecommunication services sector benefited mainly from stock selection.5 Our holdings in U.K. wireless phone provider Vodafone Group and non-index components Canadian phone company BCE and Mexican telecom operator Telefonos de Mexico (sold by period-end) contributed to performance.

2. Source: Thomson Financial.

3. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the Statement of Investments (SOI).

4. The consumer staples sector comprises food and staples retailing, food products, and household durables in the SOI.

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Despite the Fund’s positive results, there were some disappointments. Stock selection in the financials sector hindered results relative to the index.6 Laggard stocks included Japanese banks Sumitomo Mitsui Financial Group, Shinsei Bank and Mitsubishi UFJ Financial Group.

Stock selection and an underweighting in the strong performing materials sector also weighed on relative returns.7 Detractors included Finnish forest products producer UPM-Kymmene and Norwegian pulp and paper producer Norske Skogindustrier.

The Fund’s information technology sector investments also hampered relative results due to stock selection.8 Examples include non-index components South Korean semiconductor manufacturer Samsung Electronics, Israeli Internet software provider Check Point Software Technologies and Taiwanese computer hardware maker Lite-On Technology.

6. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

7. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the SOI.

8. The information technology sector comprises computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund

6/30/07

Company Sector/Industry, Country	% of Total Net Assets
Royal Dutch Shell PLC, B	2.4%
Oil, Gas & Consumable Fuels, U.K.
Siemens AG	2.3%
Industrial Conglomerates, Germany
GlaxoSmithKline PLC	2.3%
Pharmaceuticals, U.K.
ING Groep NV	2.2%
Diversified Financial Services, Netherlands
Cheung Kong (Holdings) Ltd.	2.1%
Real Estate Management & Development, Hong Kong
Sanofi-Aventis	2.1%
Pharmaceuticals, France
Sumitomo Mitsui Financial Group Inc.	2.1%
Commercial Banks, Japan
British Sky Broadcasting Group PLC	2.0%
Media, U.K.
Compass Group PLC	1.7%
Hotels, Restaurants & Leisure, U.K.
Eni SpA	1.6%
Oil, Gas & Consumable Fuels, Italy

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

In addition, the Fund’s cash position was a drag on relative performance.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Fund-Level Expenses Incurred During Period* 1/1/07–6/30/07
Actual	$1,000	$1,097.80	$5.20
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01

*Expenses are equal to the annualized expense ratio for the Fund’s Class 3 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
Class 1		2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.00	$15.84		$14.53		$12.37		$9.51	$11.85

Income from investment operations[a]:
Net investment income[b]	0.31	0.46		0.30		0.26		0.19	0.22
Net realized and unrealized gains (losses)	1.57	2.94		1.20		2.05		2.87	(2.37)

Total from investment operations	1.88	3.40		1.50		2.31		3.06	(2.15)

Less distributions from:
Net investment income	(0.44)	(0.24)		(0.19)		(0.15)		(0.20)	(0.19)
Net realized gains	(0.90)	—		—		—		—	—

Total distributions	(1.34)	(0.24)		(0.19)		(0.15)		(0.20)	(0.19)

Redemption fees	— [e]	—	[e]	—	[e]	—	[e]	—	—

Net asset value, end of period	$19.54	$19.00		$15.84		$14.53		$12.37	$9.51

Total return[c]	9.94%	21.70%		10.48%		18.87%		32.55%	(18.40)%
Ratios to average net assets[d]
Expenses	0.75% [f]	0.75%	[f]	0.77%	[f]	0.82%	[f]	0.87%	0.88%
Net investment income	3.19%	2.63%		2.03%		1.95%		1.81%	1.97%

Supplemental data
Net assets, end of period (000’s)	$618,663	$594,991		$531,775		$506,456		$472,665	$397,420
Portfolio turnover rate	10.13%	18.97%	[g]	14.61%		10.91%		18.01%	28.12%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]Amount	rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.
[g]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
Class 2		2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.73	$15.63		$14.35		$12.24		$9.42	$11.74

Income from investment operations[a]:
Net investment income[b]	0.28	0.40		0.26		0.22		0.15	0.17
Net realized and unrealized gains (losses)	1.55	2.91		1.19		2.03		2.85	(2.32)

Total from investment operations	1.83	3.31		1.45		2.25		3.00	(2.15)

Less distributions from:
Net investment income	(0.40)	(0.21)		(0.17)		(0.14)		(0.18)	(0.17)
Net realized gains	(0.90)	—		—		—		—	—

Total distributions	(1.30)	(0.21)		(0.17)		(0.14)		(0.18)	(0.17)

Redemption fees	— [e]	—	[e]	—	[e]	—	[e]	—	—

Net asset value, end of period	$19.26	$18.73		$15.63		$14.35		$12.24	$9.42

Total return[c]	9.81%	21.44%		10.17%		18.53%		32.21%	(18.56)%
Ratios to average net assets[d]
Expenses	1.00% [f]	1.00%	[f]	1.02%	[f]	1.07%	[f]	1.12%	1.13%
Net investment income	2.94%	2.38%		1.78%		1.70%		1.56%	1.72%

Supplemental data
Net assets, end of period (000’s)	$3,238,764	$2,941,374		$2,232,990		$1,445,928		$653,594	$299,760
Portfolio turnover rate	10.13%	18.97%	[g]	14.61%		10.91%		18.01%	28.12%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]	Amount rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.
[g]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31,
Class 3		2006		2005		2004[h]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.68	$15.60		$14.35		$12.48

Income from investment operations[a]:
Net investment income[b]	0.29	0.37		0.25		0.09
Net realized and unrealized gains (losses)	1.54	2.94		1.18		1.92

Total from investment operations	1.83	3.31		1.43		2.01

Less distributions from:
Net investment income	(0.42)	(0.23)		(0.18)		(0.14)
Net realized gains	(0.90)	—		—		—

Total distributions	(1.32)	(0.23)		(0.18)		(0.14)

Redemption fees	— [e]	—	[e]	—	[e]	—	[e]

Net asset value, end of period	$19.19	$18.68		$15.60		$14.35

Total return[c]	9.78%	21.46%		10.13%		16.25%
Ratios to average net assets[d]
Expenses	1.00% [f]	1.00%	[f]	1.02%	[f]	1.07%	[f]
Net investment income	2.94%	2.38%		1.78%		1.70%

Supplemental data
Net assets, end of period (000’s)	$236,301	$150,417		$47,462		$16,559
Portfolio turnover rate	10.13%	18.97%	[g]	14.61%		10.91%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]	Amount rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.
[g]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.
[h]	For the period May 1, 2004 (effective date) to December 31, 2004.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 92.1%
Common Stocks 91.5%
Air Freight & Logistics 0.9%
Deutsche Post AG	Germany	1,087,912	$35,248,778

Airlines 0.8%
Qantas Airways Ltd.	Australia	7,008,990	33,278,405

Auto Components 0.3%
NOK Corp.	Japan	617,455	13,035,468

Automobiles 0.8%
Bayerische Motoren Werke AG	Germany	521,239	33,621,500

Capital Markets 3.4%
Invesco PLC	United Kingdom	4,806,294	62,404,836
KKR Private Equity Investors LP	United States	1,150,749	25,891,853
[a]KKR Private Equity Investors LP, 144A	United States	1,255,000	28,237,500
Nomura Holdings Inc.	Japan	1,255,218	24,461,233

			140,995,422

Chemicals 1.3%
Ciba Specialty Chemicals AG	Switzerland	550,500	35,936,950
Lonza Group AG	Switzerland	163,930	15,109,498

			51,046,448

Commercial Banks 11.1%
DBS Group Holdings Ltd.	Singapore	1,240,347	18,466,102
Hana Financial Group Inc.	South Korea	672,040	32,769,133
Kookmin Bank, ADR	South Korea	295,869	25,953,629
Mega Financial Holding Co. Ltd.	Taiwan	34,084,000	23,163,378
Mitsubishi UFJ Financial Group Inc.	Japan	5,541	61,189,233
Royal Bank of Scotland Group PLC	United Kingdom	3,286,704	41,783,391
Shinhan Financial Group Co. Ltd.	South Korea	762,930	46,408,341
Shinsei Bank Ltd.	Japan	8,731,478	35,307,345
Sumitomo Mitsui Financial Group Inc.	Japan	9,191	85,823,961
[b]Taishin Financial Holdings Co. Ltd.	Taiwan	37,150,000	20,594,762
UniCredito Italiano SpA	Italy	6,851,370	61,477,627

			452,936,902

Commercial Services & Supplies 1.1%
Rentokil Initial PLC	United Kingdom	6,271,598	20,247,368
Securitas AB, B	Sweden	1,278,238	20,367,498
Securitas Systems AB, B	Sweden	1,103,738	3,775,559

			44,390,425

Computers & Peripherals 1.2%
Compal Electronics Inc.	Taiwan	12,789,038	13,867,161
Lite-On Technology Corp.	Taiwan	23,671,068	30,619,112
NEC Corp.	Japan	1,000,219	5,181,598

			49,667,871

Containers & Packaging 0.9%
Amcor Ltd.	Australia	5,968,788	37,802,958

Diversified Financial Services 2.2%
ING Groep NV	Netherlands	2,046,888	90,836,762

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Diversified Telecommunication Services 7.2%
BCE Inc.	Canada	1,316,452	$49,869,165
China Telecom Corp. Ltd., H	China	76,952,357	45,271,303
Chunghwa Telecom Co. Ltd., ADR	Taiwan	2,589,184	48,832,010
France Telecom SA	France	2,431,453	67,130,857
KT Corp., ADR	South Korea	397,895	9,334,617
Singapore Telecommunications Ltd.	Singapore	5,295,000	11,755,526
Telefonica SA, ADR	Spain	612,344	40,880,085
[b]Telenor ASA	Norway	1,074,804	21,089,414

			294,162,977

Electric Utilities 1.4%
British Energy Group PLC	United Kingdom	3,838,100	41,701,621
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	17,426,440

			59,128,061

Electrical Equipment 2.4%
Gamesa Corp. Tecnologica SA	Spain	469,878	17,170,187
[a]Gamesa Corp. Tecnologica SA, 144A	Spain	1,012,244	36,989,216
[b]Vestas Wind Systems AS	Denmark	633,788	41,955,922

			96,115,325

Electronic Equipment & Instruments 1.8%
Electrocomponents PLC	United Kingdom	2,624,686	13,968,913
[b]Flextronics International Ltd.	Singapore	2,282,540	24,651,432
Hitachi Ltd.	Japan	3,178,263	22,581,139
Venture Corp. Ltd.	Singapore	1,339,613	13,733,340

			74,934,824

Food & Staples Retailing 0.7%
William Morrison Supermarkets PLC	United Kingdom	4,622,259	28,081,418

Food Products 1.9%
Nestle SA	Switzerland	103,509	39,483,644
Unilever PLC	United Kingdom	1,170,483	37,964,442

			77,448,086

Health Care Providers & Services 0.4%
Celesio AG	Germany	279,850	18,240,550

Hotels Restaurants & Leisure 2.2%
Compass Group PLC	United Kingdom	9,792,178	67,995,609
[b]TUI AG	Germany	792,560	21,871,347

			89,866,956

Household Durables 2.4%
Husqvarna AB, A	Sweden	235,727	3,359,800
Husqvarna AB, B	Sweden	785,757	11,199,337
Koninklijke Philips Electronics NV	Netherlands	899,289	38,411,602
Sony Corp.	Japan	904,219	46,475,631

			99,446,370

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Industrial Conglomerates 3.6%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	$32,540,376
Siemens AG	Germany	661,824	94,990,316
Smiths Group PLC	United Kingdom	815,427	19,406,311

			146,937,003

Insurance 4.9%
ACE Ltd.	Bermuda	1,075,149	67,218,315
Aviva PLC	United Kingdom	2,236,990	33,402,917
AXA SA	France	453,589	19,650,533
[a]AXA SA, 144A	France	38,270	1,657,946
Old Mutual PLC	United Kingdom	17,079,634	57,935,878
XL Capital Ltd., A	Bermuda	246,842	20,806,312

			200,671,901

Leisure Equipment & Products 1.0%
FUJIFILM Holdings Corp.	Japan	921,374	41,222,612

Media 5.6%
British Sky Broadcasting Group PLC	United Kingdom	6,401,066	82,275,714
Eutelsat Communications	France	2,081,860	50,857,484
Pearson PLC	United Kingdom	3,409,246	57,719,864
Reed Elsevier NV	Netherlands	2,012,869	38,520,425

			229,373,487

Metals & Mining 1.2%
Barrick Gold Corp.	Canada	663,561	19,304,272
POSCO, ADR	South Korea	255,230	30,627,600

			49,931,872

Multi-Utilities 1.7%
Centrica PLC	United Kingdom	2,772,071	21,628,916
Suez SA	France	814,356	46,830,326

			68,459,242

Oil, Gas & Consumable Fuels 9.5%
BP PLC	United Kingdom	5,328,476	64,529,709
Eni SpA	Italy	1,853,126	67,465,754
Hindustan Petroleum Corp. Ltd.	India	2,415,168	15,963,054
Indian Oil Corp. Ltd.	India	1,194,026	13,058,416
Reliance Industries Ltd.	India	1,374,378	57,664,526
Repsol YPF SA	Spain	587,729	23,266,397
Royal Dutch Shell PLC, B	United Kingdom	2,327,407	97,411,321
Total SA, B	France	584,436	47,664,192

			387,023,369

Paper & Forest Products 2.9%
Norske Skogindustrier ASA	Norway	1,362,151	19,673,385
Stora Enso OYJ, R	Finland	2,665,971	49,592,119
UPM-Kymmene OYJ	Finland	2,066,829	51,189,606

			120,455,110

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Pharmaceuticals 5.1%
GlaxoSmithKline PLC	United Kingdom	3,611,345	$94,649,620
Sanofi-Aventis	France	1,066,665	86,761,822
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	27,240,257

			208,651,699

Real Estate Management & Development 2.1%
Cheung Kong (Holdings) Ltd.	Hong Kong	6,650,922	87,101,382

Semiconductors & Semiconductor Equipment 3.7%
[b]Infineon Technologies AG	Germany	2,715,223	45,016,087
Samsung Electronics Co. Ltd.	South Korea	98,969	60,630,429
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	20,473,711	44,336,778

			149,983,294

Software 0.8%
[b]Check Point Software Technologies Ltd.	Israel	1,448,281	33,035,290

Specialty Retail 0.6%
Kingfisher PLC	United Kingdom	5,676,856	25,823,522

Textiles, Apparel & Luxury Goods 0.5%
Burberry Group PLC	United Kingdom	1,512,618	20,870,141

Water Utilities 0.7%
Companhia de Saneamento Basico do Estado de San Paulo, ADR	Brazil	635,130	27,996,530

Wireless Telecommunication Services 3.2%
Mobile Telesystems, ADR	Russia	633,420	38,366,249
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,849,000	30,785,850
Vodafone Group PLC, ADR	United Kingdom	1,773,520	59,643,478

			128,795,577

Total Common Stocks (Cost $2,755,105,405)			3,746,617,537

Preferred Stock (Cost $2,340,943) 0.6%
Metals & Mining 0.6%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	648,056	24,431,711

Total Long Term Investments (Cost $2,757,446,348)			3,771,049,248

Short Term Investment (Cost $314,564,432) 7.7%
Money Market Fund 7.7%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.99%	United States	314,564,432	314,564,432

Total Investments (Cost $3,072,010,780) 99.8%			4,085,613,680
Other Assets, less Liabilities 0.2%			8,113,570

Net Assets 100.0%			$4,093,727,250

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2007, the aggregate value of these securities was $66,884,662, representing 1.63% of net assets.

[b]	Non-income producing for the twelve months ended June 30, 2007.
[c]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2007 (unaudited)

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,757,446,348
Cost - Sweep Money Fund (Note 7)	314,564,432

Total cost of investments	$3,072,010,780

Value - Unaffiliated issuers	$3,771,049,248
Value - Sweep Money Fund (Note 7)	314,564,432

Total value of investments	4,085,613,680
Cash	1,261,041
Foreign currency, at value (cost $797)	797
Receivables:
Investment securities sold	5,262,217
Capital shares sold	2,880,545
Dividends	8,615,392

Total assets	4,103,633,672

Liabilities:
Payables:
Capital shares redeemed	3,364,056
Affiliates	3,770,487
Deferred taxes	2,186,124
Accrued expenses and other liabilities	585,755

Total liabilities	9,906,422

Net assets, at value	$4,093,727,250

Net assets consist of:
Paid-in capital	$2,900,362,825
Undistributed net investment income	56,375,153
Net unrealized appreciation (depreciation)	1,011,463,020
Accumulated net realized gain (loss)	125,526,252

Net assets, at value	$4,093,727,250

Class 1:
Net assets, at value	$618,662,527

Shares outstanding	31,658,264

Net asset value and maximum offering price per share	$19.54

Class 2:
Net assets, at value	$3,238,764,152

Shares outstanding	168,155,873

Net asset value and maximum offering price per share	$19.26

Class 3:
Net assets, at value	$236,300,571

Shares outstanding	12,313,433

Net asset value and maximum offering price per share[a]	$19.19

[a]Redemption	price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2007 (unaudited)

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes $5,542,753)
Unaffiliated issuers	$69,211,350
Sweep Money Fund (Note 7)	6,522,700
Interest (net of foreign taxes $199)	929

Total investment income	75,734,979

Expenses:
Management fees (Note 3a)	11,637,687
Administrative fees (Note 3b)	1,726,751
Distribution fees: (Note 3c)
Class 2	3,849,820
Class 3	240,006
Unaffiliated transfer agent fees	861
Custodian fees (Note 4)	521,669
Reports to shareholders	333,941
Professional fees	73,910
Trustees’ fees and expenses	8,544
Other	45,908

Total expenses	18,439,097
Expense reductions (Note 4)	(6,595)

Net expenses	18,432,502

Net investment income	57,302,477

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	126,994,136
Foreign currency transactions	(433,486)

Net realized gain (loss)	126,560,650

Net change in unrealized appreciation (depreciation) on:
Investments	181,751,972
Translation of assets and liabilities denominated in foreign currencies	(29,959)
Change in deferred taxes on unrealized appreciation	(1,285,895)

Net change in unrealized appreciation (depreciation)	180,436,118

Net realized and unrealized gain (loss)	306,996,768

Net increase (decrease) in net assets resulting from operations	$364,299,245

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Increase (decrease) in net assets:
Operations:
Net investment income	$57,302,477	$77,320,581
Net realized gain (loss) from investments, foreign currency transactions and redemption in-kind (Note 9)	126,560,650	216,717,127
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies and deferred taxes	180,436,118	342,405,989

Net increase (decrease) in net assets resulting from operations	364,299,245	636,443,697

Distributions to shareholders from:
Net investment income:
Class 1	(13,007,672)	(7,899,286)
Class 2	(62,378,038)	(30,532,245)
Class 3	(4,668,468)	(1,067,001)
Net realized gains:
Class 1	(26,934,025)	—
Class 2	(142,276,757)	—
Class 3	(10,123,984)	—

Total distributions to shareholders	(259,388,944)	(39,498,532)

Capital share transactions: (Note 2)
Class 1	6,435,361	(39,662,208)
Class 2	213,125,452	232,018,498
Class 3	82,465,739	85,243,717

Total capital share transactions	302,026,552	277,600,007

Redemption fees	8,686	9,162

Net increase (decrease) in net assets	406,945,539	874,554,334
Net assets:
Beginning of period	3,686,781,711	2,812,227,377

End of period	$4,093,727,250	$3,686,781,711

Undistributed net investment income included in net assets:
End of period	$56,375,153	$79,126,854

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	793,511	$15,558,830	2,328,810	$39,073,549
Shares issued in reinvestment of distributions	2,040,966	39,941,697	492,781	7,899,286
Shares redeemed	(2,499,698)	(49,065,166)	(5,075,580)	(86,635,043)

Net increase (decrease)	334,779	$6,435,361	(2,253,989)	$(39,662,208)

Class 2 Shares:
Shares sold	11,526,274	$222,821,079	43,227,824	$728,731,224
Shares issued in reinvestment of distributions	10,576,152	204,013,968	1,925,158	30,455,999
Shares redeemed in-kind (Note 9)	—	—	(8,720,489)	(151,213,281)
Shares redeemed	(11,023,343)	(213,709,595)	(22,264,085)	(375,955,444)

Net increase (decrease)	11,079,083	$213,125,452	14,168,408	$232,018,498

Class 3 Shares:
Shares sold	3,605,357	$69,845,227	5,176,865	$88,136,330
Shares issued in reinvestment of distributions	769,639	14,792,452	67,617	1,067,001
Shares redeemed	(113,397)	(2,171,940)	(234,367)	(3,959,614)

Net increase (decrease)	4,261,599	$82,465,739	5,010,115	$85,243,717

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

Under a subadvisory agreement, FTIML, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $606,955.

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,070,809,225

Unrealized appreciation	$1,054,721,078
Unrealized depreciation	(39,916,623)

Net unrealized appreciation (depreciation)	$1,014,804,455

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2007, aggregated $382,971,919 and $364,683,097, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $34,808,242 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund’s financial statements.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, and Class 3 shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	$0.0001	$0.0080	$0.0001	$0.0074	$0.0001	$0.0077
Bermuda	0.0000	0.0069	0.0000	0.0064	0.0000	0.0067
Brazil	0.0001	0.0074	0.0001	0.0068	0.0001	0.0071
Canada	0.0013	0.0198	0.0013	0.0182	0.0013	0.0190
China	0.0000	0.0039	0.0000	0.0036	0.0000	0.0037
Finland	0.0025	0.0133	0.0025	0.0122	0.0025	0.0128
France	0.0044	0.0298	0.0044	0.0275	0.0044	0.0287
Germany	0.0014	0.0102	0.0014	0.0094	0.0014	0.0098
Guernsey Islands	0.0000	0.0051	0.0000	0.0047	0.0000	0.0049
Hong Kong	0.0000	0.0169	0.0000	0.0156	0.0000	0.0163
India	0.0000	0.0010	0.0000	0.0009	0.0000	0.0009
Italy	0.0027	0.0144	0.0027	0.0133	0.0027	0.0138
Japan	0.0011	0.0128	0.0011	0.0118	0.0011	0.0123
Mexico	0.0000	0.0044	0.0000	0.0041	0.0000	0.0043
Netherlands	0.0030	0.0164	0.0030	0.0152	0.0030	0.0158
Norway	0.0014	0.0076	0.0014	0.0070	0.0014	0.0073
Singapore	0.0000	0.0040	0.0000	0.0037	0.0000	0.0039
South Africa	0.0000	0.0048	0.0000	0.0045	0.0000	0.0047
South Korea	0.0015	0.0074	0.0015	0.0069	0.0015	0.0072
Spain	0.0032	0.0172	0.0032	0.0158	0.0032	0.0165
Sweden	0.0020	0.0107	0.0020	0.0098	0.0020	0.0103
Switzerland	0.0014	0.0078	0.0014	0.0072	0.0014	0.0075
Taiwan	0.0058	0.0222	0.0058	0.0204	0.0058	0.0213
United Kingdom	0.0000	0.1602	0.0000	0.1475	0.0000	0.1540

Total	$0.0319	$0.4122	$0.0319	$0.3799	$0.0319	$0.3965

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Meeting of Shareholders, March 21, 2007 and Reconvened on April 3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust’s offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Templeton Foreign Securities Fund’s (the “Fund”) fundamental investment restrictions (including seven (7) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, and amendments to certain of the Fund’s fundamental investment restrictions (including seven (7) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

Name	For	% of Outstanding Shares	% of Voted Shares	Withheld	% of Outstanding Shares	% of Voted Shares
Harris J. Ashton	1,011,012,427.187	55.634%	97.002%	31,251,416.600	1.720%	2.998%
Robert F. Carlson	1,010,840,326.007	55.625%	96.985%	31,423,517.780	1.729%	3.015%
Sam Ginn	1,011,397,159.876	55.655%	97.038%	30,866,683.911	1.699%	2.962%
Edith E. Holiday	1,011,335,805.767	55.652%	97.033%	30,928,038.020	1.702%	2.967%
Frank W. T. LaHaye	1,010,567,216.292	55.610%	96.959%	31,696,627.495	1.744%	3.041%
Frank A. Olson	1,010,579,751.121	55.611%	96.960%	31,684,092.666	1.743%	3.040%
Larry D. Thompson	1,012,933,708.914	55.740%	97.186%	29,330,134.873	1.614%	2.814%
John B. Wilson	1,013,303,004.132	55.760%	97.221%	28,960,839.655	1.594%	2.779%
Charles B. Johnson	1,012,016,202.630	55.690%	97.098%	30,247,641.157	1.664%	2.902%
Rupert H. Johnson, Jr.	1,012,379,462.509	55.710%	97.133%	29,884,381.278	1.644%	2.867%

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	112,953,155.453	57.674%	91.198%
Against	3,107,398.293	1.587%	2.509%
Abstain	6,376,261.728	3.256%	5.148%
Broker Non-votes	1,417,793.692	0.724%	1.145%

Total	123,854,609.166	63.241%	100.000%

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Meeting of Shareholders, March 21, 2007 and Reconvened on April 3, 2007 (continued)

Proposal 3. To approve amendments to certain of the Fund’s fundamental investment restrictions (includes seven (7) Sub-Proposals):

(a) To amend the Fund’s fundamental investment restriction regarding borrowing:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	106,236,737.726	54.245%	86.768%
Against	4,913,088.143	2.508%	4.013%
Abstain	11,287,901.207	5.764%	9.219%

Total	122,437,727.076	62.517%	100.000%

(c) To amend the Fund’s fundamental investment restriction regarding lending:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	107,548,411.280	54.915%	87.839%
Against	4,006,194.881	2.045%	3.272%
Abstain	10,883,120.915	5.557%	8.889%

Total	122,437,727.076	62.517%	100.000%

(d) To amend the Fund’s fundamental investment restriction regarding investments in real estate:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	107,266,162.181	54.770%	87.609%
Against	4,330,914.488	2.212%	3.537%
Abstain	10,840,650.407	5.535%	8.854%

Total	122,437,727.076	62.517%	100.000%

(e) To amend the Fund’s fundamental investment restriction regarding investments in commodities:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	107,836,704.640	55.062%	88.075%
Against	3,843,738.452	1.962%	3.139%
Abstain	10,757,283.984	5.493%	8.786%

Total	122,437,727.076	62.517%	100.000%

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Meeting of Shareholders, March 21, 2007 and Reconvened on April 3, 2007 (continued)

Proposal 3. To approve amendments to certain of the Fund’s fundamental investment restrictions (includes seven (7) Sub-Proposals): (continued)

(f) To amend the Fund’s fundamental investment restriction regarding issuing senior securities:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	106,833,832.702	54.550%	87.256%
Against	4,533,545.225	2.314%	3.702%
Abstain	11,070,349.149	5.653%	9.042%

Total	122,437,727.076	62.517%	100.000%

(g) To amend the Fund’s fundamental investment restriction regarding industry concentration:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	107,459,089.440	54.869%	87.766%
Against	3,733,990.273	1.907%	3.050%
Abstain	11,244,647.363	5.741%	9.184%

Total	122,437,727.076	62.517%	100.000%

(h) To amend the Fund’s fundamental investment restriction regarding diversification of investments:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	107,435,222.956	54.857%	87.747%
Against	3,788,333.880	1.934%	3.094%
Abstain	11,214,170.240	5.726%	9.159%

Total	122,437,727.076	62.517%	100.000%

TEMPLETON GLOBAL INCOME SECURITIES FUND

We are pleased to bring you Templeton Global Income Securities Fund’s semiannual report for the period ended June 30, 2007.

Performance Summary as of 6/30/07

Templeton Global Income Securities Fund – Class 3 delivered a +5.58% total return for the six-month period ended 6/30/07.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Income Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGI-1

Fund Goal and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the J.P. Morgan (JPM) Government Bond Index (GBI) Global, which had a -0.54% total return in U.S. dollar terms for the period under review.1

Economic and Market Overview

Global economic growth remained resilient over the past six months, despite a moderating U.S. economy, largely as a result of strong growth in China and Europe. Global labor markets were strong, and relatively high resource utilization maintained medium-term pressure on prices. As a result, the central banks of most major economies maintained relatively high short-term interest rates or continued to raise them. This backdrop of continued strong global growth and rising short-term interest rates during a period of weak U.S. currency fundamentals was supportive for foreign currency performance against the U.S dollar. Toward period-end, higher yields for U.S. Treasury bonds were driven by speculation the Federal Reserve Board might need to raise interest rates to combat inflationary pressures and by lower demand from central banks diversifying their reserve holdings.

China continued to lead the Asian region in economic growth, posting an 11.1% increase in gross domestic product (GDP) in the first quarter of 2007 compared with the first quarter of 2006 (year-over-year).2 Surging domestic demand resulted in China’s becoming an increasingly important source of growth for other Asian economies through trade. Robust growth in Singapore continued into the fourth consecutive year, reaching an annualized 8.2% GDP growth in the second quarter of 2007 year-over-year, as the non-electronics manufacturing and financial services sectors offset headwinds from an inventory build-up in the U.S.3 External demand remained favorable for Japan, where large trade

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: National Bureau of Statistics, China.

3. Source: Monetary Authority of Singapore.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

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surpluses and also higher income earned on investments abroad pushed the country’s current account surplus to 4.5% of GDP for the year ended May 2007.4 Japan’s economic growth was led by corporate sector strength, and despite moderating consumer spending, GDP growth was 2.6% in the first quarter of 2007 year-over-year.5 Increased utilization of resources such as production capacity and labor supported the gradual move to positive inflation and increased the durability of the current economic expansion, the longest in postwar history. The Bank of Japan confirmed the economy’s structural improvement by increasing short-term interest rates 25 basis points (100 basis points equal one percentage point), the second rate hike since ending its zero-interest rate policy last year. Despite the increase, interest rates and economic growth were low by international standards, which contributed to a weak yen.

Euro-zone growth was strong in the first quarter of 2007 as real GDP increased 3.0% year-over-year, supported by investment growth and external demand from Asia and other parts of Europe.6 Private consumption trends in 2007 grew faster than in prior years; however, lower real wage growth remained an impediment to stronger consumer spending. The labor market improved, and the unemployment rate hit a record low of 7.2% in March.6 The European Central Bank hiked interest rates 50 basis points over the period to 4.0%. Strong employment growth characterized many European economies. For example, in Scandinavia, the economies of Norway and Sweden grew 2.8% and 3.3% year-over-year, respectively, in the first quarter of 2007.7 Economic growth has generally been higher in these countries than within the euro zone. The resulting pressure on resources continued to be strong, as evidenced by falling unemployment. In Norway, the unemployment rate fell to 1.8% in June 2007 and 3.9% in Sweden in May 2007.8 Pressure on available resources from strong economic growth prompted the countries’ central banks to hike interest rates 100 basis points and 50 basis points over the period.

4. Source: Ministry of Finance, Japan.

5. Source: Economic and Social Research Institute, Japan.

6. Source: Eurostat.

7. Source: EcoWin.

8. Sources: Norway Ministry of Labour; Statistics Sweden.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

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Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors including currency movements, interest rate developments and exposure to sovereign debt markets.

Interest Rate Strategy

During the six-month reporting period, the Fund maintained its overall short duration positioning seeking to take advantage of global interest rate tightening resulting from continuing strong economic growth. In addition, we found some opportunities to benefit Fund performance as we sought to take advantage of local interest rate reductions. For example, Indonesia returned +11.61% in local currency terms over the period, as measured by the JPM GBI-Emerging Markets.9 The Indonesian Central Bank reduced interest rates 125 basis points over the period, continuing its process of interest rate normalization as inflation remained under control. Another positive local market was Brazil, where the Central Bank of Brazil reduced interest rates 125 basis points during the period to 12.00%, supporting the local bond market, which returned +17.32% in local currency terms.9 At the last meeting during the period, the Central Bank of Brazil cut rates 50 basis points, a bigger amount than at other recent meetings, which indicated an acceleration of interest rate normalization and, consequently, potential economic growth.

9. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Currency Breakdown

Templeton Global Income Securities Fund

6/30/07

% of Total Net Assets
Asia Pacific	48.2%

Japanese Yen	11.8%

Malaysian Ringgit	11.2%

South Korean Won	6.9%

Indonesian Rupiah	6.7%

Indian Rupee	4.5%

Kazakhstan Tenge	4.0%

Other	3.1%

Europe	29.2%

Swedish Krona	11.8%

Polish Zloty	7.5%

Norwegian Krone	5.6%

Slovak Koruna	2.1%

Other	2.2%

Americas	17.5%

Brazilian Real	6.9%

Canadian Dollar	4.3%

U.S. Dollar	2.6%

Other	3.7%

Middle East & Africa	5.1%

Egyptian Pound	5.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Currency Strategy

Our currency strategy remained relatively unchanged over the period, predicated on our medium-term expectations of a gradual unwinding of global imbalances. Such imbalances have contributed to relatively strong U.S. consumption growth, a large U.S. current account deficit, low domestic demand in Asian countries, and Asian current account surpluses. During the period, the Fund benefited from its significantly underweighted U.S. dollar exposure relative to the JPM GBI Global, as the dollar depreciated 3.39% against the U.S.’s major trading partners. 10 A major contributor to the dollar’s depreciation was the Canadian dollar, which appreciated 9.40% against the U.S. dollar during the period and benefited relative performance because of the Fund’s overweighted exposure.10 The Canadian dollar benefited from high prices for many of the country’s natural resources exports, a strong domestic economy and expectations of upcoming interest rate increases. Another currency that benefited the Fund due to its overweighted position was the Brazilian real, which appreciated 10.85% against the U.S. dollar during the six-month period.10 The real appreciated largely as a result of significant inflows from trade and investment.

European currencies generated mixed performance over the period. The Fund had limited direct exposure to the euro. Instead, the Fund was positioned to capture the benefit of accelerating European growth and consequential euro appreciation through exposure to non-euro European currencies that are highly sensitive to euro movements. The euro appreciated 2.42% versus the U.S. dollar during the six months under review.10 Although the euro’s strength hurt relative performance, the Fund benefited from exposures to the Polish zloty (up 4.27% versus the U.S. dollar) and the Norwegian krone (up 5.42%).10 Similar to the Scandinavian economies, the Polish economy exhibited tightening labor market conditions given strong GDP growth of 7.4% year-over-year in first quarter 2007.11 The strong economic growth contributed to job

10. Source: Exshare via Compustat.

11. Source: National Bank of Poland.

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creation at a time of significant emigration from Poland. Prospects for wage pressures prompted the country’s central bank to raise interest rates during the period, supporting currency performance. Elsewhere, the Swedish krona detracted from relative performance as it depreciated 0.21% against the U.S. dollar over the period, despite an attractive economic environment in Sweden.10

Asian currency performance also varied considerably over the period. The currency that comprised the largest portion of the JPM GBI Global was the Japanese yen, which depreciated 3.51% against the U.S. dollar over the six months under review.10 The yen’s decline helped the Fund’s relative performance because the Fund was underweighted in the yen versus the index. The yen has lagged other major currencies in the current period of U.S. dollar weakening, and during the period the yen reached its lowest level against the euro since the euro’s introduction. At the same time, we believed the Japanese economy reached a structural inflection point. The Japanese economy’s structural improvement was most evident in inflation’s upward trend, which turned positive on a yearly basis in 2006 for the first time since 1998. Among other Asian currencies, the Malaysian ringgit appreciated 2.19% against the U.S. dollar, the South Korean won gained 0.66%, and the Indonesian rupiah depreciated 0.46% versus the U.S. dollar.10

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. The prospect for tightening global liquidity conditions through interest rate increases by most developed economies led to wider credit spreads toward period-end. Largely as a result, U.S. dollar-denominated emerging market debt returned +0.94% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.9 Sovereign interest rate credit spreads increased from 171 basis points at the beginning of the reporting period to 181 basis points by period-end given a rise in U.S. yields.12 Regionally, Latin American sovereign debt

12. Source: J.P. Morgan.

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returned +0.47%, Asian +0.78%, and central and eastern European +1.47%.9 The Fund maintained relatively limited exposure to sovereign debt during the period, largely as a result of finding more attractive valuations in local markets.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 3

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Fund-Level Expenses Incurred During Period* 1/1/07–6/30/07
Actual	$1,000	$1,055.80	$4.74
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66

*Expenses are equal to the annualized expense ratio for the Fund’s Class 3 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
Class 1			2006		2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.73		$14.36		$15.80	$15.54	$13.67	$11.39

Income from investment operations[a]:
Net investment income[b]	0.38		0.61		0.57	0.66	0.69	0.59
Net realized and unrealized gains (losses)	0.51		1.24		(1.03)	1.37	2.35	1.83

Total from investment operations	0.89		1.85		(0.46)	2.03	3.04	2.42

Less distributions from net investment income	(0.47)		(0.48)		(0.98)	(1.77)	(1.17)	(0.14)

Redemption fees	—	[e]	—	[e]	— [e]	—	—	—

Net asset value, end of period	$16.15		$15.73		$14.36	$15.80	$15.54	$13.67

Total return[c]	5.71%		13.14%		(2.91)%	15.09%	22.72%	21.44%
Ratios to average net assets[d]
Expenses before expense reduction	0.68%		0.80%		0.78%	0.79%	0.76%	0.73%
Expenses net of expense reduction	0.68%	[f]	0.72%		0.74%	0.78%	0.76%	0.73%
Net investment income	4.72%		4.09%		3.81%	4.40%	4.72%	4.88%

Supplemental data
Net assets, end of period (000’s)	$86,579		$75,843		$53,115	$49,845	$52,842	$50,622
Portfolio turnover rate	15.39%		30.65%		30.28%	37.39%	53.01%	27.91%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]	Amount rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
Class 2			2006		2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.50		$14.19		$15.64	$15.42	$13.59	$11.33

Income from investment operations[a]:
Net investment income[b]	0.35		0.57		0.52	0.60	0.65	0.54
Net realized and unrealized gains (losses)	0.52		1.21		(1.00)	1.36	2.33	1.84

Total from investment operations	0.87		1.78		(0.48)	1.96	2.98	2.38

Less distributions from net investment income	(0.46)		(0.47)		(0.97)	(1.74)	(1.15)	(0.12)

Redemption fees	—	[e]	—	[e]	— [e]	—	—	—

Net asset value, end of period	$15.91		$15.50		$14.19	$15.64	$15.42	$13.59

Total return[c]	5.56%		12.77%		(3.08)%	14.74%	22.44%	21.15%
Ratios to average net assets[d]
Expenses before expense reduction	0.93%		1.05%		1.03%	1.04%	1.01%	0.98%
Expenses net of expense reduction	0.93%	[f]	0.97%		0.99%	1.03%	1.01%	0.98%
Net investment income	4.47%		3.84%		3.56%	4.15%	4.47%	4.63%

Supplemental data
Net assets, end of period (000’s)	$307,357		$205,768		$61,255	$19,779	$5,181	$2,119
Portfolio turnover rate	15.39%		30.65%		30.28%	37.39%	53.01%	27.91%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]	Amount rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31,
Class 3			2006		2005[g]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.49		$14.18		$15.27

Income from investment operations[a]:
Net investment income[b]	0.35		0.58		0.38
Net realized and unrealized gains (losses)	0.51		1.21		(0.50)

Total from investment operations	0.86		1.79		(0.12)

Less distributions from net investment income	(0.46)		(0.48)		(0.97)

Redemption fees	—	[e]	—	[e]	— [e]

Net asset value, end of period	$15.89		$15.49		$14.18

Total return[c]	5.58%		12.84%		(0.80)%
Ratios to average net assets[d]
Expenses before expense reduction	0.93%		1.05%		1.03%
Expenses net of expense reduction	0.93%	[f]	0.97%		0.99%
Net investment income	4.47%		3.84%		3.56%

Supplemental data
Net assets, end of period (000’s)	$59,020		$35,572		$5,769
Portfolio turnover rate	15.39%		30.65%		30.28%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Ratios are annualized for periods less than one year.
[e]	Amount rounds to less than $0.01 per share.
[f]	Benefit of expense reduction rounds to less than 0.01%.
[g]	For the period April 1, 2005 (effective date) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities 73.4%
Argentina 3.2%
Government of Argentina,
[b,c,d]FRN, 5.475%, 8/03/12	16,692,000		$11,911,828
[e]GDP Linked Security, 12/15/35	13,185,000		1,944,788
[e]GDP Linked Security, 12/15/35	4,380,000	EUR	828,423

			14,685,039

Australia 1.1%
New South Wales Treasury Corp., 8.00%, 3/01/08	5,990,000	AUD	5,129,966

Austria 0.2%
Government of Austria, 5.50%, 10/20/07	425,000	EUR	577,016
5.00%, 7/15/12	400,000	EUR	551,566

			1,128,582

Belgium 0.2%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	957,708

Brazil 6.5%
Nota Do Tesouro Nacional, 9.762%, 1/01/12	25,570	[f] BRL	12,939,942
9.762%, 1/01/14	7,100	[f] BRL	3,571,903
9.762%, 1/01/17	15,240	[f] BRL	7,607,449
[g]Index Linked, 6.00%, 5/15/15	2,750	[f] BRL	2,301,972
[g]Index Linked, 6.00%, 5/15/45	3,625	[f] BRL	3,110,964

			29,532,230

Canada 1.6%
Province of Alberta, 5.00%, 12/16/08	170,000	CAD	160,275
Province of Manitoba, 6.375%, 9/01/15	1,638,000	NZD	1,165,913
Province of Newfoundland, 5.90%, 12/12/07	300,000	CAD	283,175
Province of Ontario, 6.125%, 9/12/07	3,555,000	CAD	3,346,908
3.875%, 3/08/08	1,925,000	CAD	1,797,500
6.25%, 6/16/15	925,000	NZD	650,386

			7,404,157

Finland 0.2%
Government of Finland, 5.375%, 7/04/13	540,000	EUR	760,951

France 0.1%
Government of France, 4.00%, 10/25/09	195,000	EUR	261,030

Germany 2.7%
KfW Bankengruppe,
[b]FRN, 0.456%, 8/08/11	1,280,000,000	JPY	10,399,061
senior note, 8.25%, 9/20/07	129,000,000	ISK	2,044,745

			12,443,806

Indonesia 6.6%
Government of Indonesia, 10.00%, 10/15/11	1,800,000,000	IDR	210,183
11.00%, 12/15/12	450,000,000	IDR	55,111
14.25%, 6/15/13	11,269,000,000	IDR	1,555,958
14.275%, 12/15/13	21,167,000,000	IDR	2,958,929
11.00%, 10/15/14	3,390,000,000	IDR	418,544

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia (continued)
10.75%, 5/15/16	3,300,000,000	IDR	$405,788
10.00%, 7/15/17	3,500,000,000	IDR	414,886
11.50%, 9/15/19	30,075,000,000	IDR	3,869,480
11.00%, 11/15/20	31,230,000,000	IDR	3,863,001
12.80%, 6/15/21	35,265,000,000	IDR	4,884,746
12.90%, 6/15/22	10,710,000,000	IDR	1,493,609
10.25%, 7/15/22	2,500,000,000	IDR	292,612
11.75%, 8/15/23	5,491,000,000	IDR	711,175
11.00%, 9/15/25	28,850,000,000	IDR	3,573,121
12.00%, 9/15/26	8,230,000,000	IDR	1,095,021
10.25%, 7/15/27	33,720,000,000	IDR	3,912,083

			29,714,247

Iraq 1.3%
[h]Government of Iraq, Reg S, 5.80%, 1/15/28	9,300,000		5,696,250

Malaysia 4.2%
Government of Malaysia, 8.60%, 12/01/07	25,395,000	MYR	7,515,585
3.135%, 12/17/07	14,625,000	MYR	4,233,460
6.45%, 7/01/08	14,772,000	MYR	4,410,894
3.917%, 9/30/08	400,000	MYR	116,692
4.305%, 2/27/09	4,210,000	MYR	1,239,312
7.00%, 3/15/09	5,240,000	MYR	1,610,019

			19,125,962

Mexico 4.9%
Government of Mexico,
[i]144A, 7.50%, 3/08/10	450,000	EUR	649,408
8.00%, 12/17/15	726,000	[j] MXN	6,850,813
10.00%, 12/05/24	1,280,000	[j] MXN	14,472,481

			21,972,702

New Zealand 0.4%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,866,135

Peru 0.9%
Government of Peru,
8.60%, 8/12/17	6,185,000	PEN	2,344,719
7.84%, 8/12/20	4,945,000	PEN	1,811,556

			4,156,275

Philippines 0.1%
[h]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	489,609

Poland 4.2%
Government of Poland,
6.00%, 5/24/09	4,045,000	PLN	1,472,764
5.75%, 9/23/22	48,750,000	PLN	17,681,166

			19,153,930

Singapore 1.4%
Government of Singapore,
2.625%, 10/01/07	5,900,000	SGD	3,856,093
1.50%, 4/01/08	350,000	SGD	227,296
5.625%, 7/01/08	3,240,000	SGD	2,183,550

			6,266,939

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Slovak Republic 2.1%
Government of Slovakia, 4.95%, 3/05/08	81,000,000	SKK	$3,270,424
4.80%, 4/14/09	33,500,000	SKK	1,358,432
4.90%, 2/05/10	1,000,000	SKK	40,782
8.50%, 8/17/10	70,000,000	SKK	3,138,195
7.50%, 3/13/12	19,000,000	SKK	858,145
5.00%, 1/22/13	6,000,000	SKK	245,181
4.90%, 2/11/14	4,900,000	SKK	199,036
5.30%, 5/12/19	11,200,000	SKK	471,634

			9,581,829

South Africa 0.1%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	273,086

South Korea 6.8%
Korea Treasury Note, 3.75%, 9/10/07	5,950,000,000	KRW	6,422,262
4.25%, 3/10/08	2,700,000,000	KRW	2,902,431
4.75%, 3/12/08	3,768,000,000	KRW	4,062,854
4.50%, 9/09/08	1,945,000,000	KRW	2,086,355
4.25%, 9/10/08	14,364,690,000	KRW	15,366,074

			30,839,976

Spain 0.1%
Government of Spain, 6.00%, 1/31/08	390,000	EUR	532,649

[k]Supranational 10.2%
European Bank For Reconstruction & Development, senior note, 5.10%, 6/12/09	40,000,000	PLN	14,429,561
European Investment Bank, 2.125%, 9/20/07	300,000,000	JPY	2,443,287
[b]senior note, FRN, 0.525%, 9/21/11	1,340,000,000	JPY	10,882,861
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	397,621
senior note, 7.50%, 12/05/24	200,000,000	[j] MXN	18,155,395

			46,308,725

Sweden 11.3%
Government of Sweden, 8.00%, 8/15/07	148,705,000	SEK	21,843,051
6.50%, 5/05/08	151,000,000	SEK	22,541,287
5.00%, 1/28/09	7,500,000	SEK	1,109,426
[l]Sweden Treasury Bill, 12/19/07	38,775,000	SEK	5,574,335

			51,068,099

Thailand 0.2%
Bank of Thailand Bond, 5.50%, 8/10/08	23,700,000	THB	703,316

United States 2.8%
FNMA, 2.125%, 10/09/07	1,350,000,000	JPY	11,004,087
1.75%, 3/26/08	180,000,000	JPY	1,471,643

			12,475,730

Total Government and Agency Securities (Cost $312,881,767)			332,528,928

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Short Term Investments 24.0%
Government and Agency Securities 20.1%
Australia 0.5%
Queensland Treasury Corp., 07G, 8.00%, 9/14/07	2,400,000	AUD	$2,041,079

Canada 3.0%
Government of Canada, 4.50%, 9/01/07	14,655,000	CAD	13,755,046

Egypt 4.6%
[l]Egypt Certificate of Deposit, 9/12/07	10,000,000	EGP	1,732,457
[d,l]Egypt Treasury Bills, 7/17/07 - 7/01/08	113,400,000	EGP	19,201,042

			20,933,499

Malaysia 6.8%
Government of Malaysia,
3.546%, 1/11/08	8,890,000	MYR	2,577,521
3.569%, 2/14/08	17,280,000	MYR	5,011,575
7.60%, 3/15/08	5,000,000	MYR	1,490,587
3.17%, 5/15/08	16,610,000	MYR	4,802,106
[l]Malaysia Treasury Bills, 11/01/07 - 6/06/08	58,930,000	MYR	16,746,353

			30,628,142

Norway 5.2%
[1]Norway Treasury Bill,
9/19/07	39,900,000	NOK	6,699,833
12/19/07	44,930,000	NOK	7,455,329
3/19/08	56,765,000	NOK	9,274,674

			23,429,836

Total Government and Agency securities (Cost $88,274,655)			90,787,602

Total Investments before Repurchase Agreement (Cost $401,156,422)			423,316,530

United States 3.9%
Repurchase Agreement (Cost $17,613,408) 3.9%
[m]Joint Repurchase Agreement, 4.832%, 7/02/07 (Maturity Value $17,620,500)	17,613,408		17,613,408
ABN AMRO Bank, NV, New York Branch (Maturity Value $1,711,303)
Banc of America Securities LLC (Maturity Value $1,079,431)
Barclays Capital Inc. (Maturity Value $776,712)
Bear, Stearns & Co. Inc. (Maturity Value $1,711,303)
BNP Paribas Securities Corp. (Maturity Value $1,721,523)
Deutsche Bank Securities Inc. (Maturity Value $1,553,247)
Goldman, Sachs & Co. (Maturity Value $1,711,303)
Greenwich Capital Markets Inc. (Maturity Value $1,711,303)
Lehman Brothers Inc. (Maturity Value $1,076,613)
Merrill Lynch Government Securities Inc. (Maturity Value $1,434,837)
Morgan Stanley & Co. Inc. (Maturity Value $1,711,303)
UBS Securities LLC (Maturity Value $1,421,622)

Collateralized by U.S. Government Agency Securities, 2.50% - 7.625%, 7/02/07 - 6/08/12;
[l]U.S. Government Agency Discount Notes, 7/13/07 - 8/20/07 and U.S. Treasury Notes,
2.625% - 6.125%, 8/15/07 - 9/30/11

Total Investments (Cost $418,769,830) 97.4%			440,929,938
Net Unrealized Gain on Forward Exchange Contracts 0.0%[n]			122,574
Other Assets, less Liabilities 2.6%			11,903,780

Net Assets 100.0%			$452,956,292

TGI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2007 (unaudited) (continued)

Templeton Global Income Securities Fund

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GDP - Gross Domestic Product

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[b]	The coupon rate shown represents the rate at period end.
[c]	The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[d]	See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.
[e]

Securities are linked to the Argentine GDP and do not pay principal over the life of the security or at expiration. Securities entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or “notional” value of these GDP linked securities.

[f]	Principal amount is stated in 1,000 Real units.
[g]	Principal amount of security is adjusted for inflation. See Note 1(g).
[h]

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2007, the aggregate value of these securities was $6,185,859, representing 1.37% of net assets.

I

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2007, the value of this security was $649,408, representing 0.14% of net assets.

[j]	Principal amount is stated in 100 Peso units.
[k]	A supranational organization is an entity formed by two or more central governments through international treaties.
[l]	The security is traded on a discount basis with no stated coupon rate.
[m]	See Note 1(c) regarding joint repurchase agreement.
[n]	Rounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2007 (unaudited)

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$401,156,422
Cost - Repurchase agreements	17,613,408

Total cost of investments	$418,769,830

Value - Unaffiliated issuers	$423,316,530
Value - Repurchase agreements	17,613,408

Total value of investments	440,929,938
Foreign currency, at value (cost $5,204,653)	5,203,310
Receivables:
Investment securities sold	74,492,912
Capital shares sold	901,948
Interest	9,654,814
Unrealized gain on forward exchange contracts (Note 7)	1,351,191

Total assets	532,534,113

Liabilities:
Payables:
Investment securities purchased	77,711,307
Capital shares redeemed	70,957
Affiliates	327,915
Unrealized loss on forward exchange contracts (Note 7)	1,228,617
Accrued expenses and other liabilities	239,025

Total liabilities	79,577,821

Net assets, at value	$452,956,292

Net assets consist of:
Paid-in capital	$425,452,673
Undistributed net investment income	5,991,997
Net unrealized appreciation (depreciation)	22,576,996
Accumulated net realized gain (loss)	(1,065,374)

Net assets, at value	$452,956,292

Class 1:
Net assets, at value	$86,578,881

Shares outstanding	5,361,291

Net asset value and maximum offering price per share	$16.15

Class 2:
Net assets, at value	$307,357,191

Shares outstanding	19,321,761

Net asset value and maximum offering price per share	$15.91

Class 3:
Net assets, at value	$59,020,220

Shares outstanding	3,713,790

Net asset value and maximum offering price per share[a]	$15.89

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2007 (unaudited)

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes $253,674)	$10,143,705

Expenses:
Management fees (Note 3a)	968,759
Distribution fees: (Note 3c)
Class 2	312,449
Class 3	58,156
Unaffiliated transfer agent fees	574
Custodian fees (Note 4)	166,008
Reports to shareholders	119,347
Professional fees	15,228
Trustees’ fees and expenses	478
Other	6,906

Total expenses	1,647,905
Expense reductions (Note 4)	(4,777)

Net expenses	1,643,128

Net investment income	8,500,577

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	5,053,275
Foreign currency transactions	650,600

Net realized gain (loss)	5,703,875

Net change in unrealized appreciation (depreciation) on:
Investments	6,881,899
Translation of assets and liabilities denominated in foreign currencies	193,611

Net change in unrealized appreciation (depreciation)	7,075,510

Net realized and unrealized gain (loss)	12,779,385

Net increase (decrease) in net assets resulting from operations	$21,279,962

The accompanying notes are an integral part of these financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Increase (decrease) in net assets:
Operations:
Net investment income	$8,500,577	$7,811,021
Net realized gain (loss) from investments and foreign currency transactions	5,703,875	4,248,556
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	7,075,510	12,273,367

Net increase (decrease) in net assets resulting from operations	21,279,962	24,332,944

Distributions to shareholders from net investment income:
Class 1	(2,456,235)	(2,013,759)
Class 2	(8,266,690)	(3,259,404)
Class 3	(1,628,484)	(431,514)

Total distributions to shareholders	(12,351,409)	(5,704,677)

Capital share transactions: (Note 2)
Class 1	8,689,229	16,986,934
Class 2	95,716,794	133,487,737
Class 3	22,435,147	27,934,695

Total capital share transactions	126,841,170	178,409,366

Redemption fees	3,573	6,342

Net increase (decrease) in net assets	135,773,296	197,043,975
Net assets:
Beginning of period	317,182,996	120,139,021

End of period	$452,956,292	$317,182,996

Undistributed net investment income included in net assets:
End of period	$5,991,997	$9,842,829

The accompanying notes are an integral part of these financial statements.

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on June 29, 2007. The joint repurchase agreement is valued at cost.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	951,997	$15,313,189	2,027,528	$30,612,502
Shares issued in reinvestment of distributions	153,227	2,456,235	137,929	2,013,759
Shares redeemed	(566,571)	(9,080,195)	(1,040,680)	(15,639,327)

Net increase (decrease)	538,653	$8,689,229	1,124,777	$16,986,934

Class 2 Shares:
Shares sold	5,908,235	$93,532,439	8,960,584	$133,647,009
Shares issued in reinvestment of distributions	523,540	8,266,690	226,190	3,259,404
Shares redeemed	(383,775)	(6,082,335)	(230,816)	(3,418,676)

Net increase (decrease)	6,048,000	$95,716,794	8,955,958	$133,487,737

Class 3 Shares:
Shares sold	1,603,942	$25,488,236	2,255,932	$33,481,415
Shares issued in reinvestment of distributions	103,199	1,628,484	29,966	431,514
Shares redeemed	(289,740)	(4,681,573)	(396,229)	(5,978,234)

Net increase (decrease)	1,417,401	$22,435,147	1,889,669	$27,934,695

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2007	$2,569,857
2008	2,370,518
2009	1,649,033
2010	177,731

$6,767,139

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$422,066,787

Unrealized appreciation	$22,661,523
Unrealized depreciation	(3,798,372)

Net unrealized appreciation (depreciation)	$18,863,151

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2007, aggregated $149,287,981 and $46,747,561, respectively.

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2007, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
426,288,750	Japanese Yen	3,750,000		7/5/07	—	$(285,814)
433,331,250	Japanese Yen	3,750,000		7/13/07	—	(224,801)
175,000,000	Japanese Yen	1,513,727		7/17/07	—	(89,317)
27,917,500	Japanese Yen	250,000		9/4/07	—	(21,277)
25,000,000	Indian Rupee	809,502	NZD	9/21/07	—	(6,412)
79,500,000	Iceland Krona	1,063,118		10/9/07	$184,184	—
14,000,000	Indian Rupee	462,092	NZD	10/29/07	—	(10,199)
14,500,000	Indian Rupee	488,594	NZD	10/29/07	—	(18,197)
27,925,000	Indian Rupee	929,749	NZD	10/29/07	—	(26,482)
31,600,000	Indian Rupee	1,083,676	NZD	10/30/07	—	(54,060)
48,073,500	Japanese Yen	414,034		11/13/07	—	(16,764)
96,333,750	Japanese Yen	825,411		11/13/07	—	(29,327)
38,027,500	Japanese Yen	335,541		12/5/07	—	(20,419)
1,235,688	Romania Leu	484,204		12/27/07	45,302	—
33,600,000	Japanese Yen	292,601		1/22/08	—	(12,560)
34,696,800	Japanese Yen	220,102	EUR	1/31/08	—	(10,193)
49,956,750	Kazakhstan Tenge	405,000		2/6/08	4,766	—
57,427,500	Kazakhstan Tenge	465,000		2/6/08	6,044	—
28,395,800	Kazakhstan Tenge	230,000		2/7/08	2,914	—
773,199,000	Kazakhstan Tenge	6,300,000		3/25/08	42,376	—
101,142,000	Japanese Yen	869,956		5/27/08	—	(14,772)
531,699,750	Japanese Yen	4,500,000		6/30/08	12,934	—

Contracts to Sell
2,329,569	New Zealand Dollar	69,677,396	INR	7/27/07	—	(75,751)
9,640,135	Mexican Peso	473,137,801	CLP	8/16/07	6,564	—
6,597,015	Mexican Peso	321,907,960	CLP	8/20/07	1,071	—
7,962,312	Mexican Peso	380,200,405	CLP	8/21/07	—	(14,447)
5,422,023	Mexican Peso	260,007,686	CLP	9/12/07	—	(7,165)
2,017,928	Mexican Peso	96,194,629	CLP	9/14/07	—	(3,733)
357,000	Euro	53,735,640	JPY	12/6/07	—	(40,136)
35,571,270	Mexican Peso	143,000,063	INR	1/22/08	226,808	—
30,321,722	Mexican Peso	121,514,299	INR	1/25/08	183,977	—
19,609,025	Mexican Peso	78,255,696	INR	2/27/08	110,550	—
39,305,785	Mexican Peso	155,595,882	INR	2/28/08	190,875	—
10,166,171	Mexican Peso	40,344,448	INR	3/3/08	51,782	—
10,703,553	Mexican Peso	2,035,283	BRL	4/22/08	50,603	—
22,656,216	Mexican Peso	4,426,571,459	COP	4/22/08	130,811	—
12,477,832	Mexican Peso	2,353,693,412	COP	5/6/08	30,456	—
12,494,827	Mexican Peso	2,368,373	BRL	5/7/08	54,801	—
30,000,000	Mexican Peso	113,235,000	INR	5/21/08	11,659	—
46,737,959	Mexican Peso	507,359,240	KZT	5/27/08	—	(70,525)
40,184,041	Mexican Peso	431,271,202	KZT	5/29/08	—	(100,652)
6,853,159	Mexican Peso	75,609,535	KZT	6/25/08	960	—
10,925,894	Mexican Peso	120,542,108	KZT	6/25/08	1,522	—
11,184,356	Mexican Peso	123,232,028	KZT	6/25/08	232	—

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Sell (continued)		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
31,357,983	Mexican Peso	5,629,698,616	COP	6/27/08	$—	$(63,500)
23,073,608	Mexican Peso	6,530,985	PEN	6/30/08	—	(12,114)

Unrealized gain (loss) on forward exchange contracts					$1,351,191	(1,228,617)

Net unrealized gain (loss) on forward exchange contracts					$122,574

[a]	In U.S. Dollar unless otherwise indicated.

Currency Abbreviations

BRL - Brazilian Real

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

INR - Indian Rupee

JPY - Japanese Yen

KZT - Kazakhstan Tenge

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

8. CREDIT RISK

The Fund has 18.11% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

TGI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

10. REGULATORY AND LITIGATION MATTERS (continued)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund’s financial statements.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

TGI-28

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, and Class 3 shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Argentina	0.0000	0.0242	0.0000	0.0234	0.0000	0.0235
Australia	0.0000	0.0077	0.0000	0.0075	0.0000	0.0075
Austria	0.0000	0.0048	0.0000	0.0046	0.0000	0.0046
Belgium	0.0000	0.0022	0.0000	0.0021	0.0000	0.0021
Brazil	0.0000	0.0139	0.0000	0.0135	0.0000	0.0136
Canada	0.0000	0.0229	0.0000	0.0221	0.0000	0.0222
Denmark	0.0000	0.0009	0.0000	0.0008	0.0000	0.0008
Egypt	0.0000	0.0200	0.0000	0.0193	0.0000	0.0194
Finland	0.0000	0.0018	0.0000	0.0017	0.0000	0.0017
France	0.0000	0.0009	0.0000	0.0009	0.0000	0.0009
Germany	0.0000	0.0068	0.0000	0.0065	0.0000	0.0066
Greece	0.0000	0.0009	0.0000	0.0009	0.0000	0.0009
Iceland	0.0000	0.0033	0.0000	0.0032	0.0000	0.0032
Indonesia	0.0052	0.0516	0.0052	0.0499	0.0052	0.0502
Iraq	0.0000	0.0091	0.0000	0.0088	0.0000	0.0088
Ireland	0.0000	0.0006	0.0000	0.0006	0.0000	0.0006
Italy	0.0000	0.0002	0.0000	0.0002	0.0000	0.0002
Japan	0.0000	0.0013	0.0000	0.0012	0.0000	0.0012
Malaysia	0.0000	0.0168	0.0000	0.0163	0.0000	0.0164
Mexico	0.0000	0.0039	0.0000	0.0037	0.0000	0.0038
Netherlands	0.0000	0.0013	0.0000	0.0012	0.0000	0.0012
New Zealand	0.0000	0.0045	0.0000	0.0044	0.0000	0.0044
Norway	0.0000	0.0196	0.0000	0.0190	0.0000	0.0191
Peru	0.0000	0.0138	0.0000	0.0133	0.0000	0.0134
Philippines	0.0000	0.0056	0.0000	0.0054	0.0000	0.0055
Poland	0.0000	0.0306	0.0000	0.0296	0.0000	0.0298
Singapore	0.0000	0.0090	0.0000	0.0087	0.0000	0.0087
Slovak Republic	0.0013	0.0113	0.0013	0.0109	0.0013	0.0110
South Africa	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004
South Korea	0.0044	0.0376	0.0044	0.0363	0.0044	0.0366
Spain	0.0000	0.0010	0.0000	0.0010	0.0000	0.0010
Sweden	0.0000	0.0373	0.0000	0.0361	0.0000	0.0363
Thailand	0.0000	0.0198	0.0000	0.0191	0.0000	0.0192

Total	$0.0109	$0.3856	$0.0109	$0.3726	$0.0109	$0.3748

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TGI-29

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust’s offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Templeton Global Income Securities Fund’s (the “Fund”) fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund’s fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund’s fundamental investment restrictions (including eight (8) Sub-Proposals), and the elimination of certain of the Fund’s fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

Name	For	% of Outstanding Shares	% of Voted Shares	Withheld	% of Outstanding Shares	% of Voted Shares
Harris J. Ashton	1,011,012,427.187	55.634%	97.002%	31,251,416.600	1.720%	2.998%
Robert F. Carlson	1,010,840,326.007	55.625%	96.985%	31,423,517.780	1.729%	3.015%
Sam Ginn	1,011,397,159.876	55.655%	97.038%	30,866,683.911	1.699%	2.962%
Edith E. Holiday	1,011,335,805.767	55.652%	97.033%	30,928,038.020	1.702%	2.967%
Frank W. T. LaHaye	1,010,567,216.292	55.610%	96.959%	31,696,627.495	1.744%	3.041%
Frank A. Olson	1,010,579,751.121	55.611%	96.960%	31,684,092.666	1.743%	3.040%
Larry D. Thompson	1,012,933,708.914	55.740%	97.186%	29,330,134.873	1.614%	2.814%
John B. Wilson	1,013,303,004.132	55.760%	97.221%	28,960,839.655	1.594%	2.779%
Charles B. Johnson	1,012,016,202.630	55.690%	97.098%	30,247,641.157	1.664%	2.902%
Rupert H. Johnson, Jr.	1,012,379,462.509	55.710%	97.133%	29,884,381.278	1.644%	2.867%

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	18,178,335.259	88.240%	92.538%
Against	404,531.309	1.963%	2.059%
Abstain	1,061,319.311	5.152%	5.403%

Total	19,644,185.879	95.355%	100.000%

Proposal 3. To approve amendments to certain of the Fund’s fundamental investment restrictions (includes eight (8) Sub-Proposals):

(a) To amend the Fund’s fundamental investment restriction regarding borrowing:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	17,717,786.411	86.004%	90.194%
Against	855,887.823	4.155%	4.356%
Abstain	1,070,511.645	5.196%	5.450%

Total	19,644,185.879	95.355%	100.000%

TGI-30

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3, 2007 (continued)

Proposal 3. To approve amendments to certain of the Fund’s fundamental investment restrictions (includes eight (8) Sub-Proposals): (continued)

(b) To amend the Fund’s fundamental investment restriction regarding underwriting:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	18,019,946.124	87.471%	91.732%
Against	644,043.620	3.126%	3.278%
Abstain	980,196.135	4.758%	4.990%

Total	19,644,185.879	95.355%	100.000%

(c) To amend the Fund’s fundamental investment restriction regarding lending:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	17,869,624.189	86.741%	90.966%
Against	767,285.300	3.725%	3.906%
Abstain	1,007,276.390	4.889%	5.128%

Total	19,644,185.879	95.355%	100.000%

(d) To amend the Fund’s fundamental investment restriction regarding investments in real estate:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	18,021,721.645	87.479%	91.741%
Against	652,021.935	3.165%	3.319%
Abstain	970,442.299	4.711%	4.940%

Total	19,644,185.879	95.355%	100.000%

(e) To amend the Fund’s fundamental investment restriction regarding investments in commodities:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	18,042,426.474	87.580%	91.846%
Against	639,232.144	3.103%	3.254%
Abstain	962,527.261	4.672%	4.900%

Total	19,644,185.879	95.355%	100.000%

TGI-31

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3, 2007 (continued)

Proposal 3. To approve amendments to certain of the Fund’s fundamental investment restrictions (includes eight (8) Sub-Proposals): (continued)

(f) To amend the Fund’s fundamental investment restriction regarding issuing senior securities:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	18,081,025.189	87.767%	92.043%
Against	523,456.801	2.541%	2.664%
Abstain	1,039,703.889	5.047%	5.293%

Total	19,644,185.879	95.355%	100.000%

(g) To amend the Fund’s fundamental investment restriction regarding industry concentration:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	17,995,670.983	87.353%	91.608%
Against	617,786.894	2.999%	3.145%
Abstain	1,030,728.002	5.003%	5.247%

Total	19,644,185.879	95.355%	100.000%

(h) To amend the Fund’s fundamental investment restriction regarding diversification of investments:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	18,152,413.683	88.114%	92.406%
Against	536,912.695	2.606%	2.733%
Abstain	954,859.501	4.635%	4.861%

Total	19,644,185.879	95.355%	100.000%

Proposal 4. To approve the elimination of certain of the Fund’s fundamental investment restrictions:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	17,984,760.743	87.300%	91.553%
Against	792,915.223	3.849%	4.036%
Abstain	866,509.913	4.206%	4.411%

Total	19,644,185.879	95.355%	100.000%

TGI-32

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Bloomberg World Communications Index is a market capitalization-weighted index designed to measure equity performance of the communications sector of the Bloomberg World Index.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Local bond market returns are from country subindexes of the JPM EMBI Global.

J.P. Morgan (JPM) Government Bond Index (GBI)-Emerging Markets (EM) tracks total returns for liquid, fixed-rate, domestic currency emerging market government bonds. Local bond market returns are from country subindexes of the JPM GBI-EM.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/07, there were 128 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/07, there were 58 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/07, there were 71 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation for performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/07, there were 105 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s (S&P)/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 17, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE.    The Board placed significant emphasis on the investment performance of each of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of Class 1 shares, or Class 2 shares for those Funds having only Class 2 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2007, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Securities Fund – The performance universe for this Fund, which has been in operation for only one full year, consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such universe. In light of its limited period of operation, the Board felt that no meaningful record of performance had been established, but noted management’s statement that the Fund emphasized high-quality growth stocks, which generally underperformed the market during the past year.

Franklin Global Communications Securities Fund – The performance universe for this Fund consisted of the Fund and all specialty and miscellaneous funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the highest quintile of its performance universe for the one-year period as well as the previous three- and five-year annualized periods and its income return for the one-year period to be in the middle quintile of its performance universe, and the highest quintile of such universe for the previous three- and five-year periods on an annualized basis. There was no meaningful universe in existence for earlier periods. The Board was satisfied with such performance.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period and on an annualized basis in each of the previous three-, five- and 10-year periods to be in the highest quintile of such performance universe. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such universe, and on an annualized basis for each of the previous three- and five-year periods to be in the lowest quintile and for the previous 10-year period to be in the middle quintile of such performance universe. The Board noted, however, that the Fund’s actual level of total return was relatively high, being in excess of 15% for the one-year period and 8.5% for the annualized previous 10-year period as shown in the Lipper report. The Board found such performance to be acceptable and also noted that recent changes had been made to the management team for the Fund.

Franklin High Income Securities Fund – The performance universe for this Fund consisted of the Fund and all high current yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the middle quintile of such universe, and on an annualized basis to be in the middle quintile of such universe for the previous three-year period and in the highest quintile of such universe for the previous five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the middle quintile of its performance universe for the one-year period as well as the previous three-year period on an annualized basis and in the second-lowest and lowest quintiles of such universe, respectively, for the previous five- and 10-year periods on an annualized basis. The Board found such performance to be acceptable.

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such universe for the one-year period and to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return to be in the highest quintile of its performance universe for the one-year period and in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

in the second-lowest quintile of such universe for the one-year period, and on an annualized basis to be in the lowest quintile of such universe for the previous three- and five-year periods and the second-highest quintile of such universe for the previous 10-year period. In discussing such performance, management advised the Board that it believed the Lipper universe contained funds that differed from the Fund in terms of investment objectives and that the Fund’s performance was favorable in comparison with a large-cap growth peer group that it believed more appropriate. Management also advised the Board that Lipper concurred with this view and would use a large-cap growth-oriented universe in future reports. The Board believed such performance to be acceptable based on such discussions.

Franklin Large Cap Value Securities Fund – The performance universe for this Fund, which has been in operation for only one full year, consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe. In light of its limited period of operation, the Board felt that no meaningful record of performance had been established, but noted the Fund’s relatively high actual level of return, which exceeded 15% for such one-year period as set forth in the Lipper report.

Franklin Money Market Fund – The performance universe for this Fund consisted of the Fund and all money market funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe during the one-year period and to be in the second-lowest quintile of such universe during the previous three-, five- and 10-year periods on an annualized basis. The Board found such performance to be acceptable noting this was the smallest Fund within the Trust and that it was managed conservatively with a high-quality portfolio.

Franklin Real Estate Fund – The performance universe for this Fund consisted of the Fund and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period and on an annualized basis to be in the lowest quintile of such universe for the previous three-, five- and 10-year periods. The Board noted that the Fund’s actual level of total return was relatively high, being 19.98% for the one-year period and exceeding 20% for the previous three- and five-year periods on an annualized basis as set forth in the Lipper report. The Board found such performance acceptable, noting that a new investment management agreement along with a change to a global investment mandate were being presented for shareholder consideration at a Board meeting to be held within the next month.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such universe for the one-year period, and on an annualized basis to be in the middle quintile of such universe for the previous three- and five-year periods and the second-highest quintile for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the middle quintile of the performance universe for the one-year period and on an annualized basis to be in the lowest quintile for the previous three-year period, but in the highest quintile of such universe for the previous five- and 10-year periods. The Board was satisfied with such performance.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consisted of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the highest quintile of such universe during the previous three-year period and the middle quintile of such universe during the previous five-year period. The Fund has not been in existence for a full 10-year period. The Board was satisfied with such performance.

Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of such universe, and on an annualized basis to be in the second-lowest quintile of such universe for each of the previous three- and five-year periods and the middle quintile of such universe for the previous 10-year period. In discussing this performance with the Board, management pointed out steps that it had recently taken to enhance this Fund’s investment management process and to expand the Fund’s scope of investments by increasing its

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

maximum market cap restriction, which it believed would improve performance. The Board found such performance to be acceptable, noting these changes.

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such performance universe for the one-year period, and on an annualized basis to be in the middle and second-lowest quintiles, respectively, during the previous three- and five-year periods. The Fund has not been in existence for a full 10-year period. The Lipper report showed the Fund’s total return to be in the highest quintile of such universe during the one-year period as well as during the previous three- and five-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe and on an annualized basis to also be in the highest quintile of such universe for the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the highest quintile of such universe for the one-year period, and on an annualized basis to be in either the highest or next to highest quintile of such universe during the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Franklin Zero Coupon Fund 2010 – The performance universe for this Fund consisted of the Fund and five other target maturity funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be above the median of such universe and on an annualized basis to be above the median for the previous three-, five- and 10-year periods. There was no meaningful universe for the 10-year period. The Lipper report showed the Fund’s total return to be above the median of the performance universe during the one-year period and in each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with such performance.

Mutual Discovery Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe, and on an annualized basis to also be in the highest or second-highest quintile for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the highest quintile of the performance universe and on an annualized basis to also be in the highest quintile during the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest quintile of such performance universe and on an annualized basis to be in the lowest quintile during the previous three- and 10-year periods and the middle quintile of such universe during the previous five-year period. The Board found such performance to be acceptable, noting the Fund’s conservative value approach to investing and relatively high actual level of total return, which exceeded 15% for the one-year period and 25% and 24%, respectively, for the annualized three- and five-year periods as shown by Lipper.

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest quintile of such performance universe and on an annualized basis to be in the lowest quintile during the previous three- and five-year periods, and the second-lowest quintile of such universe during the previous 10-year

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

period. In discussing this performance, management cited its disciplined and long-term value approach and other factors, including lagging stock selection in certain areas such as the financial sector. In finding such performance acceptable, the Board noted the points raised by management as well as the relatively high actual level of the Fund’s total return as shown in the Lipper report, which exceeded 16.5% for the one-year period.

Templeton Global Asset Allocation Fund – The performance universe for this Fund consisted of the Fund and all global flexible portfolio funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest quintile of such performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Templeton Global Income Securities Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-lowest quintile of such performance universe, but on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the highest quintile of its performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such performance universe and on an annualized basis to also be in the middle quintile of such universe for the previous three- and five-year periods, and the highest quintile for the previous 10-year period. The Board was satisfied with this performance, noting that the Fund’s total return for the one-year period exceeded 19% as shown in the Lipper report.

COMPARATIVE EXPENSES.    Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund’s management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class 1 shares, or Class 2 shares for those Funds having only Class 2 shares. The results of such comparisons showed that both the contractual investment management fee rates and actual total expenses of the following Funds were in the least expensive quintile of their respective Lipper expense groups: Franklin Global Communications Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Franklin Real Estate Fund, and Franklin Small Cap Value Securities Fund. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds. The contractual investment management fee rate for each of the following Funds were below the median and their actual total expenses were in the least or second least expensive quintiles of their respective Lipper expense groups: Franklin U.S. Government Fund, Franklin Strategic Income Securities Fund, Templeton Foreign Securities Fund, Templeton Global Income Securities Fund, Franklin Income Securities Fund and Franklin Rising Dividend Securities Fund. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds. The contractual investment management fee rate of Franklin Small Mid-Cap Growth Securities Fund was slightly above the median of its Lipper expense group with total expenses being slightly below the median of its Lipper expense group. The Board found such comparative expenses to be acceptable. The contractual investment management fee rates for Franklin Flex Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund were in the most expensive quintiles of their Lipper expense groups, but in each case total expenses were below the median of such groups. The Board was satisfied with the comparative expenses of these Funds, noting that expenses were subsidized

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

through fee waivers. The contractual investment management fee rate as well as actual expenses for Franklin Large Cap Growth Securities Fund was slightly above the median of its Lipper expense group. The Board found the comparative expenses of this Fund to be acceptable, noting that both the contractual investment management fee and total expenses were within one basis point of the expense group median. The contractual investment management fee rate and actual total expenses of Templeton Global Asset Allocation Fund were each slightly above the Lipper expense group median and the Board found such comparative expenses acceptable, noting the good performance of this Fund. The contractual investment management fee rate of Franklin Zero Coupon Fund 2010 was at the median of its Lipper expense group and its actual total expenses were the lowest of the three funds comprising such group. The Board was satisfied with such comparative expenses. The contractual investment management fee rate as well as the actual total expenses of Franklin Money Market Fund was in the most expensive quintile of that Fund’s Lipper expense group. In discussing such expense comparisons, management stated that this Fund, which was already the smallest of its variable insurance funds, was continuously decreasing in size as the result of the discontinuance of sales to new investors by the insurance company who historically had utilized this Fund and whose accounts held substantially all of the Fund’s shares. Management further explained that such small size and its continuous reduction resulted in higher expense ratios for reasons including the inability to reach breakpoint levels provided in its management fee structure. The Board found the comparative expenses of the Fund to be acceptable in view of management’s explanation. The contractual investment fee rate for Templeton Growth Securities Fund was in the second most expensive quintile of its Lipper expense group while its actual total expenses were in the second least expensive quintile of such group. The Board found such expenses acceptable. The contractual investment management fee rate of Templeton Developing Markets Securities Fund was in the most expensive quintile of its expense group, while its total expenses were in the second most expensive quintile of such group. The Board found such expenses acceptable, noting factors raised by management, such as the quality and experience of its portfolio managers and research staff and the depth of its physical presence and coverage in emerging markets geographical areas. The contractual investment fee rates of both Mutual Discovery Securities Fund and Mutual Shares Securities Fund, as well as the actual total expenses of such Funds were in either the most expensive or second most expensive quintiles of their respective Lipper expense groups. In discussing these comparative expenses, management stated its view that the expenses of both Funds were at an appropriate level in view of their consistently superior investment performance, the quality and experience of their portfolio managers and the research driven fundamental value strategy employed in their portfolio selections. The Board found the comparative expenses of these Funds to be acceptable noting the points raised by management.

MANAGEMENT PROFITABILITY.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds’ Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. All of the Funds have management fee breakpoints that extend beyond their existing asset size and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of investment management fees provide a sharing of benefits for each Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

One Franklin Parkway San Mateo, CA 94403-1906

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2007 08/07

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ JIMMY D. GABMBILL
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JIMMY D. GABMBILL
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date August 27, 2007

By	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Financial Officer
Date August 27, 2007